AR Capital Real Estate Income Fund

PROSPECTUS

May 31, 2013

Class A Shares (ARIAX)

Class C Shares (ARICX)

This Prospectus provides important information about the Class A shares and Class C shares of the AR Capital Real Estate Income Fund (the “Fund”), that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – AR CAPITAL REAL ESTATE INCOME FUND

Investment Objective

The investment objective of the Fund is to provide current income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is contained in this prospectus under “How to Buy Shares—Classes of Shares Offered” on page 17 and in “Reducing Sales Charge on Class A Shares” on page 44 of the Fund’s Statement of Additional Information.

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50	%(1)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price or redemption proceeds, whichever is lower)	1.00	%(2)	1.00	%(3)
(1)	The initial sales charge may be waived for purchases by certain types of accounts, including fee-based advisory accounts.
(2)	Only applies for purchases of greater than $1 million that are redeemed within one year of purchase.
(3)	For Class C shares, no deferred sales charge applies after one year.

	Class A		Class C
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%
Distribution and Service (12b-1) Fees	0.25	%(1)	1.00%
Other Expenses(2)	1.01%		1.01%
Total Annual Fund Operating Expenses	2.06%		2.81%
Expense Reimbursement(3)	(0.66)%		(.66)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.40%		2.15%
(1)	The Fund’s distributor has contractually agreed to waive 0.25% of the Distribution and Service (Rule 12b-1) fees for Class A Shares. The current waiver agreement will remain in effect through at least August 1, 2014. Excluding this waiver would result in fees of 0.50%.
(2)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) in order to limit the Other Expenses to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect through at least August 1, 2014, and may be terminated before that date only by the Trust’s Board of Trustees. The Adviser may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for 3 years from the date they were waived or paid, subject to the Expense Cap.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years
Class A
Assuming redemption at the end of the period	$686	$1,006
Assuming no redemption at the end of the period	$586	$1,006

Class C
Assuming redemption at the end of the period	$318	$809
Assuming no redemption at the end of the period	$218	$809

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate for the Fund is not available because the Fund is new.

Principal Investment Strategies

The Fund will invest substantially all (and under normal market conditions, at least 80%), of its net assets (plus any borrowings for investment purposes) in income producing securities related to the real estate industry (hereinafter referred to as “real estate securities”). National Fund Advisors, LLC (“NFA”), the Fund’s investment adviser (the “Adviser”), evaluates securities based primarily on the relative attractiveness of income with a secondary consideration of their potential for capital appreciation. The Adviser considers real estate securities to be securities issued by a company that (i) derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in real estate. The Fund will invest in both equity and debt securities, and will invest to a substantial degree in securities issued by real estate investment trusts (“REITs”). Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Debt securities include corporate debt obligations and commercial mortgage-backed securities.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies. Debt securities acquired by the Fund may include high-yield debt securities (commonly referred to as “junk bonds”) issued or guaranteed by real estate and other companies. Although the Adviser anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration, or credit rating. The Fund may also invest in other investment companies, including closed-end funds, that invest in real estate securities. The Fund will not invest in Non-Traded REITs that are sponsored by or distributed by affiliates of the Adviser.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

Investing in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment, and you may lose all or part of your investment. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks:

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Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate securities. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination, and rising construction costs.

REIT Risk. In addition to the general risks associated with investments in the real estate industry discussed above, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills and may not be diversified. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of non-public information regarding affiliated REITs and may use that information in connection with transactions made on behalf of the Fund. However, the Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using insider information in its trading. The Fund may also be able to pump up the short-term financial performance of poorly-performing affiliated REITs by purchasing the REITs.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk. The Fund will concentrate its investments in real estate securities. Many issuers of real estate securities are medium- or small-capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

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Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a warrant is not exercised within a specified time period, it becomes worthless.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipt holders may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

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Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Investment in other Investment Companies Risk. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, closed-end fund shares held by the Fund may be non-traded and, therefore, illiquid.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the value of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

No Operating History. The Fund is a new mutual fund and has no history of operations. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Fund Performance

No performance information is presented because the Fund has not yet commenced investment operations. Updated performance information will be available at the Fund’s website www.arcincomefunds.com.

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Investment Management

Adviser. National Fund Advisors, LLC (“NFA”) is the Fund’s investment adviser. NFA is an indirect wholly-owned subsidiary of AR Capital (“ARC”), and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this prospectus, the Adviser is managing assets in excess of $90 million.

Portfolio Manager(s). Christopher Pike is Vice President and Chief Investment Officer of NFA and has primary portfolio management responsibilities for the Fund.  Mr. Pike has served the Fund in this capacity since inception. Prior to joining the Adviser, Mr. Pike was the Director of Investment Research at ARC. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors. Prior to joining ARC, Mr. Pike was a senior equity research analyst at major investment banks, including Merrill Lynch & Co., Inc., UBS Securities and Wachovia Securities (now Wells Fargo Securities), covering real estate investment trusts, and was a member of the real estate investment banking team at Goldman Sachs. Mr. Pike graduated from Rutgers University and is a CFA charterholder.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,500. The minimum subsequent investment in the Fund is $250. The Fund reserves the right to waive these minimum amounts pursuant to agreements with financial intermediaries.

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Shares may be purchased or redeemed through your financial intermediary.

Tax Information

Dividends and capital gain distributions that you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing through an individual retirement account or a tax-exempt plan, you should consult your tax advisor concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WHO SHOULD INVEST

The Fund may be suitable for you if you are seeking:

•	a fund offering the potential for current income and capital appreciation.

•	to add exposure to real estate securities to your portfolio;

•	a fund that may perform differently than a general stock or bond fund; or

•	liquidity in a real estate-related investment.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund will take reasonable steps to identify and reject orders from market timers.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income with the potential for capital appreciation through investment in real estate securities. There can be no assurance, however, that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in achieving the Fund’s investment objective.

The Adviser intends to allocate the Fund’s assets among real estate securities that, in the view of the Adviser, represent attractive investment opportunities. The Fund’s Adviser evaluates securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The Adviser will seek to allocate the Fund’s assets so that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Adviser assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Adviser generally seeks to invest in securities whose expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Adviser may utilize fundamental, technical, and other related methodologies to determine the intrinsic value of an underlying security. The Adviser may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and diversification across sector risk over time. The Adviser manages investments with a long-term view while being mindful of the historical context of the markets. The Adviser plans to sell a security if, in the judgment of the portfolio manager, the individual security’s income potential has been compromised, an issuer’s fundamentals deteriorate, or a more attractive investment opportunity is identified.

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The following are the Fund’s principal investment strategies:

Real Estate Securities. For purposes of the Fund’s investment policies, a “real estate security” is one that is issued by a company that either:

•	derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate and land; or

•	has at least 50% of its assets in such real estate.

The Fund will invest substantially all (and under normal market conditions, at least 80%), of its net assets (plus any borrowings for investment purposes) in income producing equity and debt real estate securities, including securities issued by REITs. The Fund will not invest in any non-traded affiliated REITs. The securities in which the Fund invests consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	depositary receipts;

•	securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of the securities’ value;

•	preferred stocks;

•	corporate debt obligations, including high yield debt securities (commonly referred to as “junk bonds”);

•	commercial mortgage-backed securities; and

•	shares of investment companies (including closed-end funds) that invest in real estate securities.

The Fund may invest up to 15% of its net assets in illiquid securities.

Real Estate Investment Trusts (REITs). The Fund will invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are dependent upon management skills and may not be diversified. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

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Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a warrant is not exercised within a specified time period, it becomes worthless.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipt holders may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations and commercial mortgage-backed securities. Such debt obligations include, among others, bonds, notes, debentures, and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Commercial Mortgage-Backed Securities. The Fund may invest in convertible mortgage bonds and commercial mortgage-backed securities (“CMBS”). CMBS are bonds which evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

Other Investment Companies. Subject to the limits contained within Section 12 of the 1940 Act, the Fund may invest in other investment companies, including closed-end funds, that invest in real estate. The Fund may invest in closed-end funds that are traded on a securities exchange and in those that are non-traded. The Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser only to the extent that they are traded on a national exchange.

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PRINCIPAL INVESTMENT RISKS

An investment in the Fund’s shares is subject to various risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You may receive little or no return on your investment or you may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate securities. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be affected by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. These include, among others: (i) changes in general economic and market conditions; (ii) risks related to local economic conditions, overbuilding, development, and increased competition; (iii) increases in property taxes and operating expenses; (iv) changes in zoning laws; (v) casualty and condemnation losses; (vi) variations in rental income, neighborhood values, or the appeal of property to tenants; (vii) the availability of financing and (viii) changes in interest rates. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets in general.

REIT Risk. In addition to the general risks associated with investments in the real estate industry, investing in REITs will subject the Fund to various risks. REITs can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of non-public information regarding affiliated REITs and may use that information in connection with transactions made on behalf of the Fund. However, the Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using insider information in its trading. The Fund may also be able to pump up the short-term financial performance of poorly-performing affiliated REITs by purchasing the REITs.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

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Medium- and Small-Capitalization Company Risk. The Fund will concentrate its investments in real estate securities. Many issuers of real estate securities are medium- or small-capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market values or less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. Compared to large companies, smaller companies are more likely to have (i) less information publicly available; (ii) more limited product lines or markets and less mature businesses; (iii) fewer capital resources; (iv) more limited management depth; and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, high yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

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Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Investment in other Investment Companies Risk. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, certain of the closed-end fund shares held by the Fund may be non-traded and, therefore, illiquid.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could pose valuation difficulties.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s properties and services. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

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Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

No History of Operations. The Fund is a new mutual fund and has no history of operations. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

ADDITIONAL INVESTMENT STRATEGIES

In addition to its principal investment strategies, the Fund may, from time to time, invest in the following types of securities.

Derivatives. The Fund may invest in derivatives. Derivatives are instruments, such as futures contracts, whose value is derived from that of other securities or indices. The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments. Derivative securities are subject to a number of risks including liquidity, interest rate, market, credit, and management risks; the risk of improper valuation; illiquidity of derivatives; imperfect correlations with underlying investments; or the Fund’s other portfolio holdings, lack of availability, and counterparty risk. Changes in the value of derivatives may not correlate perfectly with the underlying asset, rate, or index, and the Fund could lose more than the principal amount invested. An investment in derivatives may not perform as anticipated and may not be able to be closed out at a favorable time or price. An investment in derivatives may also increase the Fund’s volatility and create investment leverage. When a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or, when used for hedging purposes, derivatives may not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

Foreign Securities. The Fund may invest in foreign (non-U.S.) securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations which could extend settlement periods.

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ADDITIONAL INVESTMENT INFORMATION

Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities involve the risk that the securities will not be able to be sold promptly (i.e., within seven days) at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books and records. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid.

Defensive Position. When the Adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available on the Fund’s website, generally within 60 days after the end of each semiannual period. The Fund may also post an uncertified whole or partial list of portfolio holdings on its website at www.arcincomefunds.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. Other information regarding the Fund may be found on the Fund’s website.

MANAGEMENT

Investment Adviser

National Fund Advisors, LLC (the “Adviser” or “NFA”), located at 405 Park Avenue, New York, NY 10022, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this prospectus, the Adviser manages assets in excess of $90 million. NFA is an indirect wholly-owned subsidiary of ARC. ARC is a full-service investment banking, asset management and real estate advisory firm that serves both institutions and individual investors. ARC, both directly and through its affiliates, sponsors a variety of securities offerings, including publicly registered non-traded real estate investment trusts  as well as fixed income note offerings, a publicly registered non-traded BDC and other funds registered under the 1940 Act. ARC was formed by Nicholas S. Schorsch and William M. Kahane in 2007. Both Mr. Schorsch and Mr. Kahane have extensive backgrounds in real estate and capital markets, with expertise in transaction structure and execution. Collectively, ARC’s executive team has acquired and managed over $10 billion of real estate since 2001. Under the terms of the management agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions, and directing portfolio transactions.

A discussion regarding the basis for the Board of Trustee’s (the “Board”) approval of the management agreement will be contained in the Fund’s first semi-annual report to shareholders, when available.

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Management, Including Portfolio Manager

Christopher Pike is Vice President and Chief Investment Officer of NFA and has primary portfolio management responsibilities for the Fund.  Mr. Pike has served the Fund in this capacity since it commenced operations. Prior to joining the Adviser, Mr. Pike was the Director of Investment Research at ARC. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors. Prior to joining ARC, Mr. Pike was a senior equity research analyst at major investment banks, including Merrill Lynch & Co., Inc., UBS Securities and Wachovia Securities (now Wells Fargo Securities), covering real estate investment trusts, and was a member of the real estate investment banking team at Goldman Sachs. Mr. Pike is a CFA charterholder. Information about Mr. Pike’s compensation, other accounts he manages and his ownership of securities in the Fund is available in the Realty Capital Income Funds Trust’s (the “Trust”) SAI.

John H. Grady is President of NFA.  He also serves as Chief Operating Officer of Realty Capital Securities, LLC, and Chief Compliance Officer for Business Development Corporation of America and BDCA Adviser.  Prior to joining Realty Capital in October 2012, Mr. Grady was COO and General Counsel of Steben & Company (2009 – 2012); Senior Adviser, Coil Investment Group (2008 – 2009); and CEO and President, Nationwide Funds Group (2006 -2008).  He previously worked at Turner Investment Partners/Constellation Funds Group (2001 – 2006), and was a partner with the law firm of Morgan, Lewis LLP (1995 – 2001).  Mr. Grady received his J.D. in 1985 from the University of Pennsylvania Law School, and graduated from Colgate University in 1982.  Mr. Grady has FINRA 3, 7, 24 and 63 licenses, and is a member of the PA, MD, and DC bar associations.

Management Fees

The Adviser’s annual management fee is 0.80% of the Fund’s average daily net assets.

Distributor

Realty Capital Securities, LLC (the “Distributor”), located at 405 Park Avenue, New York, NY 10022, serves as the distributor for the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Financial Highlights

Because the Fund is newly organized, there is no financial or performance information in this Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling the Fund toll-free at 1-866-271-9244.

PRICING OF FUND SHARES

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form from your financial intermediary, less any applicable sales charge.

The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing that class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

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Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption, or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of the securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

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HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day; Martin Luther King, Jr.; Day, Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day.

Because Class A and Class C shares are presently offered only through financial intermediaries, shareholders who invest in the Fund should contact their financial intermediary regarding purchase procedures. Shareholders who purchase shares through a financial intermediary are subject to the procedures of their financial intermediary, which may include limitations, investment minimums, cut-off times and restrictions. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s prospectus.

Purchase orders received in proper form by a designated agent of the Fund before the close of trading on the NYSE will be processed at the NAV next calculated. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be processed the following business day.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that your financial intermediary will ask for your name, address, date of birth, and other information that will allow the financial intermediary to identify you. The financial intermediary may also ask for other identifying documents or information, and may take additional steps to verify your identity. The financial intermediary may not be able to open your account or complete a transaction for you until it is able to verify your identity.

Classes of Shares Offered

Mutual funds typically incur costs for the distribution and servicing of their shares. Many funds pay for these costs by charging a variety of fees to their shareholders. Some of the most common fees include:

•	Sales Charge: A percentage fee deducted from your initial investment.

•	Contingent Deferred Sales Charge (“CDSC”): A percentage fee deducted from your sales proceeds based on the length of time you own your shares.

•	Distribution and Service (12b-1) Fees: An annual percentage fee used to pay for distribution and shareholder servicing expenses.

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To give you flexibility in choosing a fee structure that is most beneficial for you, the Fund offers multiple classes of shares: Class A shares, Class C shares, and Class I shares. Class A and Class C shares are offered in this prospectus. Class I shares of the Fund are offered in a separate prospectus. Not all shareholders will be eligible to purchase all share classes. Each class of shares represents an investment in the same portfolio of securities, but as described below, each class utilizes a distinct combination of the above fees. Because each investor’s financial considerations are different, you should speak with your financial adviser to help you decide which share class is best for you.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Class A Shares. Class A Shares are presently offered only through financial intermediaries that have been approved by the Fund. Please refer to your financial representative for detailed information on purchasing Class A shares. You can buy Class A shares at the public offering price, which is the NAV plus a sales charge. You may qualify for a reduced sales charge, as described below. The sales charge does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are currently subject to an annual distribution fee of 0.25%. The Board has also approved a shareholder service fee of 0.25%; however, the Fund’s Distributor has agreed to waive the fee until at least August 1, 2014.

Sales at Net Asset Value. Class A shares of the Fund may be sold at NAV without a sales charge to certain investors without regard to investment amount, including to (i) officers, directors, and employees of any of the Trust, Realty Capital Securities and NFA (as well as their affiliates); and (ii) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services.

The Distributor pays a commission to dealers who sell Class A shares in the form of a “reallowance” of a portion of the sales charge paid on the purchase of those shares. The Distributor may enter into agreements with dealers whereby the dealer reallowance is increased or decreased from the amounts indicated in the table below.

Sales Charges. The following table describes the sales charges that you may pay if you buy Class A shares.

Amount of Purchase	Initial Sales Charge as % of Public Offering Price(1)	Initial Sales Charge as % of Net Amount Invested	Reallowance to Dealers as % of Public Offering Price(1)
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	2.25%	2.30%	2.00%
$1,000,000 and above (2)	None	None	None

(1) Offering price includes the initial sales charge. The initial sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your initial sales charge.

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(2) Generally, no CDSC is imposed upon the sale of Class A shares. However, if you invest $1 million or more in Class A shares, you may pay a CDSC equal to 1% of the current NAV or the original cost of the shares that you sell, whichever is less, if you redeem your shares within one year of purchase.

As shown in the table above, reduced initial sales charges on Class A shares are available to shareholders with investments of $100,000 or more in Class A shares. You may qualify for reduced sales charges under the following circumstances:

Aggregating Accounts. The size of the total investment applies to the total amount being invested by any “person,” which includes:

•	you, your spouse and your children under the age of 21;

•	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, although more than one beneficiary may be involved; and

•	any U.S. bank or investment adviser purchasing shares for its investment advisory clients.

Rights of Accumulation. A person (defined above) may take into account not only the amount being invested, but also the current NAV of Class A shares already held by such person in order to reduce the sales charge on the new purchase. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify your financial intermediary at the time of purchase, and give information related to the other account(s).

Letter of Intention. You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of Class A shares during a 12-month period in order to reduce the sales charge. All Class A shares currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because the Fund, the Fund’s transfer agent, and your financial intermediary may not maintain this information. Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this 12-month period.

The letter is not a binding obligation. However, 5% of the amount specified in the letter will be held in escrow, and if your purchases are less than the amount specified, the Fund will request that you remit the amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If this amount is not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a letter. Please note that no retroactive adjustment will be made if purchases exceed the amount indicated in the letter.

At the time of your purchase, you must inform your financial intermediary of any other investment in Class A shares that would count toward reducing your sales load. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase. In addition, you may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you do not let your financial intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled.

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Dealer Commission. The Distributor may pay dealers a commission of up to 1% on investments of $1 million or more in Class A shares.

Reinstatement Privilege. If you redeem your Class A shares and then decide to reinvest in Class A shares of the Fund, you have a one-time option, within 120 calendar days of the date of your redemption, to use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of your investment in Class A shares of the Fund. If you redeem your Class A shares and your redemption was subject to a CDSC, you may reinstate all or any part of your investment in Class A shares within 120 calendar days of the date of your redemption and receive a credit for the applicable CDSC that you paid. Your investment will be reinstated at the NAV per share next determined after we receive your request. Your financial intermediary must inform the Fund’s transfer agent must be informed that your new purchase represents a reinstated investment.

Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed, and the Fund’s minimum initial investment amount must be met at the time of reinstatement. For the purposes of the CDSC schedule, the holding period will continue as if the Class A shares had not been redeemed. The ability of a shareholder to utilize the reinstatement privilege is subject to the Fund’s right to reject any purchase or exchange order if it believes such shareholder is engaged in, or has engaged in, market timing or other abusive trading practices.

Class C Shares. Class C Shares are presently offered only through financial intermediaries that have been approved by the Fund. Please refer to your financial representative for detailed information on purchasing Class C shares. You can buy Class C shares at NAV. There is no sales charge when purchasing Class C shares. Class C shares are subject to an annual distribution fee of 0.75% and an annual shareholder service fee of 0.25%.

If you sell your Class C shares within 12 months of their date of purchase, you may pay a CDSC equal to 1% of the current NAV of your shares or their original cost, whichever is less.

Minimum Purchase Amount

For Class A shares and Class C shares the minimum initial investment in the Fund is $2,500. The Fund reserves the right to change the amount of this minimum from time to time or to waive it in whole or in part for certain accounts. Financial intermediaries may have their own investment minimums, which may be higher or lower than the Fund’s investment minimum. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker, or other intermediary, the account minimum applies to the omnibus account, not to the account of the individual investor. The minimum subsequent investment amount is $250 for A and C classes.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.

The Fund has authorized certain broker-dealers and other financial institutions to accept on its behalf purchase and redemption orders. Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received an order when the authorized broker-dealer or, if applicable, a broker-dealer’s authorized designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

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Frequent Purchases and Redemptions of Fund Shares

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.

The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

Shareholders should contact their financial intermediaries for detailed information on redeeming their shares. Shares may be redeemed on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells the Fund’s shares before 4:00 p.m. Eastern time (or before the NYSE closes if the NYSE closes before 4:00 p.m.) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Redemption payments may be made in the form of a check or federal wire transfer, subject to any applicable redemption fee. A wire transfer fee of $25 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

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By Mail

You should contact your financial intermediary to redeem shares. However, if you no longer have a financial intermediary, you may redeem your account in the Fund at no charge by mail. Your request, in proper form, should be addressed to: Realty Capital Income Funds Trust c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE  68130.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;

•	Include the account name(s) and address(es);

•	State the dollar amount or number of shares you wish to redeem; and

•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-271-9244 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Additional Information

Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund reissue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

The Fund reserves the right to honor requests for redemption by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

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DISTRIBUTION and Shareholder Service PlanS

The Fund has adopted a distribution and shareholder service plan pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares. The plans provide for the Fund to pay annual fees of up to 0.50% for Class A and 1.00% for Class C to the Distributor for distribution and individual shareholder services, including past distribution services. The Distributor is currently waiving 0.25% of the fee for Class A shares. Such waiver is in effect until at least August 1, 2014.

The Distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A shares. For additional information about the plans and their terms, see “Distribution and Shareholder Service Plans” in the statement of additional information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund will typically distribute substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund will make quarterly income distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The net income attributable to, and dividends payable on, the shares of each class is reduced by the amount of annual distribution and other expenses of each class. Because Class A shares bear lower annual distribution and other expenses, they will tend to pay higher dividends than Class C shares.

Taxes

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed (subject to certain minimum holding period requirements) at the rates applicable to long-term capital gains for non-corporate investors. Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares. While distributions consisting of a return of capital may themselves be non-taxable, they will lower a shareholder’s basis in the securities so that when the shareholder eventually sells the securities, even if sold at a loss on the original investment, the shareholder may be obligated to pay taxes on gains.

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The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss. If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above. Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year. In addition, for shares acquired after January 1, 2012, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares. For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions. The Fund’s default method is average cost, but your broker may use an alternative default method. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

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Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors. Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (the “SAI”), incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports, when available, contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 1-866-271-9244 to request free copies of the SAI and, when available, the Fund’s annual report and the semi-annual report, and to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s website at www.arcincomefunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22785

REALTY CAPITAL INCOME FUNDS TRUST

PRIVACY POLICY

1. POLICY

Realty Capital Income Funds Trust (the “Trust”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Trust’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2. HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3. WHAT KIND OF INFORMATION WE COLLECT

The Trust may collect nonpublic personal information regarding investors from sources such as the following:

•	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•	Account History, including information about a shareholder’s losses or gains; and

•	Correspondence and Communication, with the Trust’s representatives and their affiliates.

4. WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Trust personnel and employees of Trust service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders. Third parties that handle this information shall agree to follow the standards the Trust has established.

5. UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Trust if there is any change in your personal information.

Adopted April 11, 2013

AR Capital Real Estate Income Fund

PROSPECTUS

May 31, 2013

Class I Shares (ARIPX)

This Prospectus provides important information about the Class I shares of the AR Capital Real Estate Income Fund (the “Fund”), that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – AR CAPITAL REAL ESTATE INCOME FUND

Investment Objective

The investment objective of the Fund is to provide current income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)	None

Class I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	1.01%
Total Annual Fund Operating Expenses	1.81%
Expense Reimbursement(2)	(.66)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.15%
(1)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) in order to limit the Other Expenses to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect through at least August 1, 2014, and may be terminated before that date only by the Trust’s Board of Trustees. The Adviser may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for 3 years from the date they were waived or paid, subject to the Expense Cap.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I	$117	$505

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate for the Fund is not available because the Fund is new.

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Principal Investment Strategies

The Fund will invest substantially all (and under normal market conditions, at least 80%), of its net assets (plus any borrowings for investment purposes) in income producing securities related to the real estate industry (hereinafter referred to as “real estate securities”). National Fund Advisors, LLC (“NFA”), the Fund’s investment adviser (the “Adviser”), evaluates securities based primarily on the relative attractiveness of income with a secondary consideration of their potential for capital appreciation. The Adviser considers real estate securities to be securities issued by a company that (i) derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in real estate. The Fund will invest in both equity and debt securities, and will invest to a substantial degree in securities issued by real estate investment trusts (“REITs”). Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Debt securities include corporate debt obligations and commercial mortgage-backed securities.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies. Debt securities acquired by the Fund may include high-yield debt securities (commonly referred to as “junk bonds”) issued or guaranteed by real estate and other companies. Although the Adviser anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration, or credit rating. The Fund may also invest in other investment companies, including closed-end funds, that invest in real estate securities. The Fund will not invest in Non-Traded REITs that are sponsored by or distributed by affiliates of the Adviser.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

Investing in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment, and you may lose all or part of your investment. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks:

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate securities. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination, and rising construction costs.

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REIT Risk. In addition to the general risks associated with investments in the real estate industry discussed above, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills and may not be diversified. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of non-public information regarding affiliated REITs and may use that information in connection with transactions made on behalf of the Fund. However, the Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using insider information in its trading. The Fund may also be able to pump up the short-term financial performance of poorly-performing affiliated REITs by purchasing the REITs.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk. The Fund will concentrate its investments in real estate securities. Many issuers of real estate securities are medium- or small-capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

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Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a warrant is not exercised within a specified time period, it becomes worthless.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipt holders may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

4

Investment in other Investment Companies Risk. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, closed-end fund shares held by the Fund may be non-traded and, therefore, illiquid.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the value of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

No Operating History. The Fund is a new mutual fund and has no history of operations. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Fund Performance

No performance information is presented because the Fund has not yet commenced investment operations. Updated performance information will be available at the Fund’s website www.arcincomefunds.com.

Investment Management

Adviser. National Fund Advisors, LLC (“NFA”) is the Fund’s investment adviser. NFA is an indirect wholly-owned subsidiary of AR Capital (“ARC”), and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this prospectus, the Adviser is managing assets in excess of $90 million.

Portfolio Manager(s). Christopher Pike is Vice President and Chief Investment Officer of NFA and has primary portfolio management responsibilities for the Fund.  Mr. Pike has served the Fund in this capacity since inception. Prior to joining the Adviser, Mr. Pike was the Director of Investment Research at ARC. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors. Prior to joining ARC, Mr. Pike was a senior equity research analyst at major investment banks, including Merrill Lynch & Co., Inc., UBS Securities and Wachovia Securities (now Wells Fargo Securities), covering real estate investment trusts, and was a member of the real estate investment banking team at Goldman Sachs. Mr. Pike graduated from Rutgers University and is a CFA charterholder.

5

Purchase and Sale of Class I Shares

For Class I shares, the minimum initial investment is $500,000. The minimum subsequent investment in the Fund is $500. The Fund reserves the right to waive these minimum amounts.

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Eligible persons may purchase and redeem Class I shares directly through the Fund.

Tax Information

Dividends and capital gain distributions that you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing through an individual retirement account or a tax-exempt plan, you should consult your tax advisor concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

WHO SHOULD INVEST

The Fund may be suitable for you if you are seeking:

•	a fund offering the potential for current income and capital appreciation.

•	to add exposure to real estate securities to your portfolio;

•	a fund that may perform differently than a general stock or bond fund; or

•	liquidity in a real estate-related investment.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund will take reasonable steps to identify and reject orders from market timers.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income with the potential for capital appreciation through investment in real estate securities. There can be no assurance, however, that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in achieving the Fund’s investment objective.

The Adviser intends to allocate the Fund’s assets among real estate securities that, in the view of the Adviser, represent attractive investment opportunities. The Fund’s Adviser evaluates securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The Adviser will seek to allocate the Fund’s assets so that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Adviser assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Adviser generally seeks to invest in securities whose expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Adviser may utilize fundamental, technical, and other related methodologies to determine the intrinsic value of an underlying security. The Adviser may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and diversification across sector risk over time. The Adviser manages investments with a long-term view while being mindful of the historical context of the markets. The Adviser plans to sell a security if, in the judgment of the portfolio manager, the individual security’s income potential has been compromised, an issuer’s fundamentals deteriorate, or a more attractive investment opportunity is identified.

7

The following are the Fund’s principal investment strategies:

Real Estate Securities. For purposes of the Fund’s investment policies, a “real estate security” is one that is issued by a company that either:

•	derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate and land; or

•	has at least 50% of its assets in such real estate.

The Fund will invest substantially all (and under normal market conditions, at least 80%), of its net assets (plus any borrowings for investment purposes) in income producing equity and debt real estate securities, including securities issued by REITs. The Fund will not invest in any non-traded affiliated REITs. The securities in which the Fund invests consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	depositary receipts;

•	securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of the securities’ value;

•	preferred stocks;

•	corporate debt obligations, including high yield debt securities (commonly referred to as “junk bonds”);

•	commercial mortgage-backed securities; and

•	shares of investment companies (including closed-end funds) that invest in real estate securities.

The Fund may invest up to 15% of its net assets in illiquid securities.

Real Estate Investment Trusts (REITs). The Fund will invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are dependent upon management skills and may not be diversified. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

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Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a warrant is not exercised within a specified time period, it becomes worthless.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipt holders may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations and commercial mortgage-backed securities. Such debt obligations include, among others, bonds, notes, debentures, and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Commercial Mortgage-Backed Securities. The Fund may invest in convertible mortgage bonds and commercial mortgage-backed securities (“CMBS”). CMBS are bonds which evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

Other Investment Companies. Subject to the limits contained within Section 12 of the 1940 Act, the Fund may invest in other investment companies, including closed-end funds, that invest in real estate. The Fund may invest in closed-end funds that are traded on a securities exchange and in those that are non-traded. The Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser only to the extent that they are traded on a national exchange.

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PRINCIPAL INVESTMENT RISKS

An investment in the Fund’s shares is subject to various risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You may receive little or no return on your investment or you may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate securities. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be affected by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. These include, among others: (i) changes in general economic and market conditions; (ii) risks related to local economic conditions, overbuilding, development, and increased competition; (iii) increases in property taxes and operating expenses; (iv) changes in zoning laws; (v) casualty and condemnation losses; (vi) variations in rental income, neighborhood values, or the appeal of property to tenants; (vii) the availability of financing and (viii) changes in interest rates. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets in general.

REIT Risk. In addition to the general risks associated with investments in the real estate industry, investing in REITs will subject the Fund to various risks. REITs can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of non-public information regarding affiliated REITs and may use that information in connection with transactions made on behalf of the Fund. However, the Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using insider information in its trading. The Fund may also be able to pump up the short-term financial performance of poorly-performing affiliated REITs by purchasing the REITs.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

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Medium- and Small-Capitalization Company Risk. The Fund will concentrate its investments in real estate securities. Many issuers of real estate securities are medium- or small-capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market values or less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. Compared to large companies, smaller companies are more likely to have (i) less information publicly available; (ii) more limited product lines or markets and less mature businesses; (iii) fewer capital resources; (iv) more limited management depth; and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, high yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

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Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Investment in other Investment Companies Risk. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, certain of the closed-end fund shares held by the Fund may be non-traded and, therefore, illiquid.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could pose valuation difficulties.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s properties and services. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

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Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

No History of Operations. The Fund is a new mutual fund and has no history of operations. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

ADDITIONAL INVESTMENT STRATEGIES

In addition to its principal investment strategies, the Fund may, from time to time, invest in the following types of securities.

Derivatives. The Fund may invest in derivatives. Derivatives are instruments, such as futures contracts, whose value is derived from that of other securities or indices. The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments. Derivative securities are subject to a number of risks including liquidity, interest rate, market, credit, and management risks; the risk of improper valuation; illiquidity of derivatives; imperfect correlations with underlying investments; or the Fund’s other portfolio holdings, lack of availability, and counterparty risk. Changes in the value of derivatives may not correlate perfectly with the underlying asset, rate, or index, and the Fund could lose more than the principal amount invested. An investment in derivatives may not perform as anticipated and may not be able to be closed out at a favorable time or price. An investment in derivatives may also increase the Fund’s volatility and create investment leverage. When a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or, when used for hedging purposes, derivatives may not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

Foreign Securities. The Fund may invest in foreign (non-U.S.) securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations which could extend settlement periods.

ADDITIONAL INVESTMENT INFORMATION

Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities involve the risk that the securities will not be able to be sold promptly (i.e., within seven days) at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books and records. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid.

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Defensive Position. When the Adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available on the Fund’s website, generally within 60 days after the end of each semiannual period. The Fund may also post an uncertified whole or partial list of portfolio holdings on its website at www.arcincomefunds.com, no earlier than 15days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. Other information regarding the Fund may be found on the Fund’s website.

MANAGEMENT

Investment Adviser

National Fund Advisors, LLC (the “Adviser” or “NFA”), located at 405 Park Avenue, New York, NY 10022, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this prospectus, the Adviser manages assets in excess of $90 million. NFA is an indirect wholly-owned subsidiary of ARC. ARC is a full-service investment banking, asset management and real estate advisory firm that serves both institutions and individual investors. ARC, both directly and through its affiliates, sponsors a variety of securities offerings, including publicly registered non-traded real estate investment trusts  as well as fixed income note offerings, a publicly registered non-traded BDC and other funds registered under the 1940 Act. ARC was formed by Nicholas S. Schorsch and William M. Kahane in 2007. Both Mr. Schorsch and Mr. Kahane have extensive backgrounds in real estate and capital markets, with expertise in transaction structure and execution. Collectively, ARC’s executive team has acquired and managed over $10 billion of real estate since 2001. Under the terms of the management agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions, and directing portfolio transactions.

A discussion regarding the basis for the Board of Trustee’s (the “Board”) approval of the management agreement will be contained in the Fund’s first semi-annual report to shareholders, when available.

Management, Including Portfolio Manager

Christopher Pike is Vice President and Chief Investment Officer of NFA and has primary portfolio management responsibilities for the Fund.  Mr. Pike has served the Fund in this capacity since it commenced operations. Prior to joining the Adviser, Mr. Pike was the Director of Investment Research at ARC. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors. Prior to joining ARC, Mr. Pike was a senior equity research analyst at major investment banks, including Merrill Lynch & Co., Inc., UBS Securities and Wachovia Securities (now Wells Fargo Securities), covering real estate investment trusts, and was a member of the real estate investment banking team at Goldman Sachs. Mr. Pike is a CFA charterholder. Information about Mr. Pike’s compensation, other accounts he manages and his ownership of securities in the Fund is available in the Realty Capital Income Funds Trust’s (the “Trust”) SAI.

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John H. Grady is President of NFA.  He also serves as Chief Operating Officer of Realty Capital Securities, LLC, and Chief Compliance Officer for Business Development Corporation of America and BDCA Adviser.  Prior to joining Realty Capital in October 2012, Mr. Grady was COO and General Counsel of Steben & Company (2009 – 2012); Senior Adviser, Coil Investment Group (2008 – 2009); and CEO and President, Nationwide Funds Group (2006 -2008).  He previously worked at Turner Investment Partners/Constellation Funds Group (2001 – 2006), and was a partner with the law firm of Morgan, Lewis LLP (1995 – 2001).  Mr. Grady received his J.D. in 1985 from the University of Pennsylvania Law School, and graduated from Colgate University in 1982.  Mr. Grady has FINRA 3, 7, 24 and 63 licenses, and is a member of the PA, MD, and DC bar associations.

Management Fees

The Adviser’s annual management fee is 0.80% of the Fund’s average daily net assets.

Distributor

Realty Capital Securities, LLC (the “Distributor”), located at 405 Park Avenue, New York, NY 10022, serves as the distributor for the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Financial Highlights

Because the Fund is newly organized, there is no financial or performance information in this Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling the Fund toll-free at 1-866-271-9244.

PRICING OF FUND SHARES

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form, less any applicable sales charge. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required, and any outstanding certificates representing shares to be redeemed.

The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing that class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

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Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption, or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of the securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

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HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day; Martin Luther King, Jr.; Day, Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day.

Purchase orders received in “proper form” by the Fund’s transfer agent or its designated agent before the close of trading on the NYSE will be processed at the NAV next calculated after an order is received. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be processed the following business day. To be in “proper form,” the purchase order must include:

•	The Fund name and account number;

•	Account name(s) and address(es); and

•	The dollar amount or number of shares to be purchased.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards, or third-party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Classes of Shares Offered

Mutual funds typically incur costs for the distribution and servicing of their shares. Many funds pay for these costs by charging a variety of fees to their shareholders. Some of the most common fees include:

•	Sales Charge: A percentage fee deducted from your initial investment.

•	Contingent Deferred Sales Charge (“CDSC”): A percentage fee deducted from your sales proceeds based on the length of time you own your shares.

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•	Distribution and Service (12b-1) Fees: An annual percentage fee used to pay for distribution and shareholder servicing expenses.

To give you flexibility in choosing a fee structure that is most beneficial for you, the Fund offers multiple classes of shares: Class A shares, Class C shares, and Class I shares. Class I shares are offered in this prospectus. Class A and Class C shares of the Fund are offered in a separate prospectus. Not all shareholders will be eligible to purchase all share classes. Each class of shares represents an investment in the same portfolio of securities, but as described below, each class utilizes a distinct combination of the above fees.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Class I Shares. Eligible shareholders can buy Class I shares at the public offering price, which is the NAV. There is no sales charge when purchasing Class I shares and no CDSC is imposed on redemptions of Class I shares. Class I shares are not subject to an annual distribution fee or a shareholder service fee. Class I shares are available for purchase only by:

•	tax-exempt employee benefit plans of the Adviser or its affiliates;

•	institutional advisory accounts of the Adviser or its affiliates;

•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 plan fee;

•	registered investment advisers investing on behalf of clients that consist of institutions and/or individuals;

•	current officers, directors and employees (and their immediate families) of the Adviser, its affiliates, the Distributor, and to any trust, pension, profit-sharing, or other benefit plan for such persons; and

•	investors having a direct relationship with the Adviser and its affiliates.

Class I shares can be purchased by eligible investors directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution. If you are investing directly in the Fund for the first time, please call toll-free 1-866-271-9244 to request a Shareholder Account Application. You will need to establish an account before investing. If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-271-9244, to obtain instructions on how to set up your account and to obtain an account number and wire instructions. Wire orders will be accepted only on a day on which the Fund, the custodian, and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

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Minimum Purchase Amount

For Class I shares, the minimum initial investment amount is $500,000. The Fund reserves the right to change the amount of this minimum from time to time or to waive it in whole or in part for certain accounts. Investment minimums may be higher for investors purchasing shares through a brokerage firm or other financial institution. The minimum subsequent investment amount is $500 for Class I shares.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.

The Fund has authorized certain broker-dealers and other financial institutions to accept on its behalf purchase and redemption orders. Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received an order when the authorized broker-dealer or, if applicable, a broker-dealer’s authorized designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Frequent Purchases and Redemptions of Fund Shares

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.

The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

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HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells the Fund’s shares before 4:00 p.m. Eastern time (or before the NYSE closes if the NYSE closes before 4:00 p.m.) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. A wire transfer fee of $25 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail

You may redeem any part of your account in the Fund at no charge by mail. Your request, in proper form, should be addressed to: Realty Capital Income Funds Trust c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE  68130.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;

•	Include the account name(s) and address(es);

•	State the dollar amount or number of shares you wish to redeem; and

•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-271-9244 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

By Telephone

You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-271-9244. The Fund, the transfer agent, and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.

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Additional Information

Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund reissue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

The Fund reserves the right to honor requests for redemption by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund will typically distribute substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund will make quarterly income distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The net income attributable to, and dividends payable on, the shares of each class is reduced by the amount of annual distribution and other expenses of each class.

Taxes

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

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Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed (subject to certain minimum holding period requirements) at the rates applicable to long-term capital gains for non-corporate investors. Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares. While distributions consisting of a return of capital may themselves be non-taxable, they will lower a shareholder’s basis in the securities so that when the shareholder eventually sells the securities, even if sold at a loss on the original investment, the shareholder may be obligated to pay taxes on gains.

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss. If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above. Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year. In addition, for shares acquired after January 1, 2012, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares. For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions. The Fund’s default method is average cost, but your broker may use an alternative default method. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

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Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors. Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (the “SAI”), incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports, when available, contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 1-866-271-9244 to request free copies of the SAI and, when available, the Fund’s annual report and the semi-annual report, and to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s website at www.arcincomefunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22785

REALTY CAPITAL INCOME FUNDS TRUST

PRIVACY POLICY

1. POLICY

Realty Capital Income Funds Trust (the “Trust”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Trust’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2. HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3. WHAT KIND OF INFORMATION WE COLLECT

The Trust may collect nonpublic personal information regarding investors from sources such as the following:

•	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•	Account History, including information about a shareholder’s losses or gains; and

•	Correspondence and Communication, with the Trust’s representatives and their affiliates.

4. WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Trust personnel and employees of Trust service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders. Third parties that handle this information shall agree to follow the standards the Trust has established.

5. UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Trust if there is any change in your personal information.

Adopted April 11, 2013

STATEMENT OF ADDITIONAL INFORMATION

May 31, 2013

AR Capital Real Estate Income Fund

Class A Shares (ARIAX)

Class C Shares (ARICX)

Class I Shares (ARIPX)

405 Park Avenue

15th Floor

New York, NY 10022

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the current prospectus of AR Capital Real Estate Income Fund (the “Prospectus”). The SAI is hereby incorporated by reference into the Prospectus (legally made a part of the Prospectus). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-866-271-9244 or by visiting www.arcincomefunds.com. Information on this website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549.

THE FUND

The AR Capital Real Estate Income Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, open-end management investment company. The Fund is a series of the Realty Capital Income Funds Trust (the “Trust”). The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 28, 2012. The Fund’s principal office is located at 405 Park Avenue, 15th Floor, New York, NY 10022, and its telephone number is 1-866-271-9244. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT POLICIES

Fundamental Investment Policies

The Fund’s stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Under the Investment Company Act of 1940, as amended, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, of (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

1.	Borrowing. The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including the rules, regulations, and any exemptive orders obtained thereunder.

2.	Senior Securities. The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations, and any exemptive orders obtained thereunder.

3.	Make Loans. The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, the Fund is not considered to make loans by entering into repurchase agreements, lending securities, or acquiring any debt securities.

4.	Underwriting. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

5.	Concentration. The Fund may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry; except, the Fund will invest more than 25% of its total assets in the real estate industry. This limitation does not apply to investments in securities issued by the U.S. Government or its agencies or instrumentalities.

6.	Real Estate. The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, such as commercial mortgage-backed securities (“CMBSs”). Nor does this limitation preclude the Fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts (“REITs”).

7.	Commodities. The Fund may not purchase or sell commodities or commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, or in commodity pools and other entities that purchase and sell commodities and commodity contracts.

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If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described below. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, reverse repurchase agreements, and firm commitment agreements, with appropriate segregation of assets to cover such obligation. The 1940 Act presently allows funds to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets.

Non-Fundamental Investment Policies

The following are additional investment limitations of the Fund and may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.

1.	80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in real estate securities, including securities issued by REITs, as discussed in the Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

2.	Oil, Gas, and Minerals. The Fund may not invest in oil, gas, or other mineral exploration programs, development programs, or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

3.	Pledging, Mortgaging, or Hypothecation of Assets. The Fund may not pledge, mortgage, or hypothecate its assets except in connection with permitted borrowings.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described above.

ADDITIONAL INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

The Prospectus identifies and summarizes the types of securities and assets in which the Fund may invest as part of its principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Fund may invest, each of which is subject to the same kinds of risks as are described in the Prospectus. Certain additional risks associated with each type of investment are identified and described below.

Below Investment Grade Securities

The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by the Adviser. Although a company’s senior debt rating may be, for example, BBB–, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix A for a description of certain ratings.

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Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, or adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Borrowing and Other Forms of Leverage

The Fund may borrow money to the extent permitted by its investment policies and applicable law. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage (e.g., entering into reverse repurchase agreement and dollar rolls; investing collateral from loans of portfolio securities; entering into when-issued, delayed-delivery, or forward commitment transactions; or using derivatives such as swaps, futures, forwards, and options).

Cash Reserves

The Fund’s cash reserves will be held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs. If the Adviser has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Fund’s assets may also be invested temporarily in money market instruments. Money market instruments in which the Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated by any NSRO (such as Moody’s or S&P), certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, or money market mutual funds.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities

The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities. For more information on Stripped Mortgage Securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Commercial Mortgage-Backed Securities (“CMBSs”)

The Fund may invest in CMBSs, which are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the CMBSs are subject to all the risks of the underlying mortgage loans. The value of CMBSs may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBSs are subject to the credit risk associated with the performance of the underlying mortgage properties, although this can sometimes be reduced by third-party guarantees or other forms of credit support.

Derivatives Transactions

The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts, as described below under “Foreign Currency and Currency Hedging Transactions.”

When the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit will be designated as segregated by the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

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The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes. The Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Price Limits. Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

The Fund may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Fund’s investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Options on Securities and Stock Indexes. The Fund may write covered call and put options and purchase call and put options on securities, stock indices, or futures contracts that are traded on U.S. exchanges. The Fund may also enter into over-the-counter put and call options on securities and baskets of securities, indexes, and other financial instruments.

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An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund, and the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. Preferred Securities and Income Fund is not subject to these limitations.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by the Fund, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

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There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Foreign Currency Transactions and Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures), and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

The Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

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The successful use of foreign currency transactions will usually depend on the Adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Swap Transactions. Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements include foreign currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors, and collars); credit default swaps; and total return swaps (including equity swaps).

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return or “equity” swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

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Commodity Swap Transactions. The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities, or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities, or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities, or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities, or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Structured Notes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market, or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities, or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts. A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Risks of Derivatives Transactions. Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions, the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

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The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of derivatives transactions also is subject to the ability of the Adviser to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate, or other reference asset underlying the derivatives transactions. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. To the extent derivatives transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements, or the inability of the Fund to deliver or receive a specified currency.

Structured notes and related instruments carry risks similar to those of more traditional derivatives such as futures, forward, and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or, as described herein, through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

There is no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. No Fund has a current intention of entering into futures transactions other than for traditional hedging purposes.

The Fund is subject to legal requirements that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, a Fund must identify liquid assets, or engage in other measures, with regard to its derivative transactions. The Fund will cover its derivative obligations by segregating liquid assets or covering its obligations with an offsetting position, as determined by the Adviser, in accordance with procedures approved by the Board.

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The Fund will be operated so that it will not be considered a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

The Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (the “Code”) will limit the extent to which the Fund can engage in certain derivatives transactions. With respect to purchases of derivatives, the Fund will comply with applicable law and guidance.

Exchange-Traded Notes (“ETNs”)

The Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees, and expenses. ETNs are listed on an exchange and traded in the secondary market. The Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply, and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying asset remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs, including the income it pays, for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Floating Rate and Variable Rate Demand Notes

The Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

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The Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts. The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts because exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

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Foreign Securities

The Fund may invest in foreign (non-U.S.) securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political, or social instability; and

•	diplomatic developments that could affect investments in those countries.

The Fund may invest in sponsored and unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, which evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information, and other risks. Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Forward Commitments and Dollar Rolls

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

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The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a debt security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Fund may be adversely affected.

Government Mortgage Pass-Through Securities

The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation. Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

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On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Hybrid Securities

The Fund may acquire hybrid securities. A hybrid security combines an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks, and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Illiquid Securities

The Fund may invest in illiquid securities. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Fund does not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Adviser will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are debt securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

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Infrastructure Investments

The Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities. Securities, instruments, and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Infrastructure companies and projects also may be affected by or subject to regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets.

Initial Public Offerings

The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Inverse Floaters

Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other debt securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies. The Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser only to the extent that they are traded on a national exchange. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of investment companies and other pooled vehicles.

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An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage, and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Loan Participation and Assignments

Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government, or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower.

When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to the Fund’s limitation on investment in illiquid securities. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of their assets in high-quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high-quality, short-term, fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (“FDIC”), and repurchase agreements.

Margin Payments

When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

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Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional debt securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

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Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Preferred Securities

There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

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Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

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Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financial sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Private Funds

The Fund may also invest in private investment funds, vehicles, or structures such as “hedge funds” or private equity funds. Private funds may utilize leverage without limit and, to the extent the Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If the Fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares, the Fund may be prohibited by the terms of its investment from selling its shares in the Fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a Private fund may be highly volatile and difficult to value. The Fund would bear its pro rata share of the expenses of any Private fund in which it invests.

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Real Estate Companies

The Fund will concentrate its investments in real estate securities, including securities issued by REITs and other issuers in the real estate industry. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be affected by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. These include, among others: (1) changes in general economic and market conditions; (2) risks related to local economic conditions, overbuilding and increased competition; (3) increases in property taxes and operating expenses; (4) changes in zoning laws; (5) casualty and condemnation losses; (6) variations in rental income, neighborhood values or the appeal of property to tenants; (7) the availability of financing; and (8) changes in interest rates. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets in general. Other factors may contribute to the risk of investing, directly or indirectly, in the commercial real estate industry.

Current Adverse Economic Conditions. The volatility in the broader credit markets over the past several years has caused the global financial markets to become more volatile. The real estate industry has been dramatically impacted as a result. The confluence of the dislocation in the credit markets generally, along with the broad-based stress in the United States real estate industry, has created a difficult operating environment for owners and investors in real estate and investors should be aware that the general risks of investing in real estate may be magnified.

In addition, recent instability in the United States, European and other credit markets has at times made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of real estate companies to finance real estate developments and projects or to refinance completed projects.

For example, adverse developments relating to sub-prime mortgages in the United States have adversely affected the willingness of some lenders to extend credit, which may make it more difficult for real estate companies to obtain financing, on attractive terms or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund’s investment opportunities.

Development Risks. Certain commercial real estate companies engage in the development or construction of real estate properties. To the extent the Fund directly or indirectly invests in such companies, the Fund will be exposed to a variety of risks inherent in real estate development and construction. These include the risk that there will be insufficient tenant or consumer demand to occupy newly developed properties or produce the revenues needed to make the development project successful, the risk that prices of construction materials or construction labor may rise materially during the development, and the risk that other legal, regulatory, economic or other factors beyond the real estate company’s control will adversely affect the viability of a development project.

Lack of Insurance. Certain issuers of real estate securities in which the Fund may directly or indirectly invest may fail to carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance, or the insurance that is in place may be insufficient or subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, a real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties. As a result, the Fund’s investment performance may be adversely affected.

Financial Leverage. Many real estate companies utilize a high degree of financial leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. In addition, the financial covenants associated with borrowings may limit a real estate company’s flexibility and adversely affect its ability to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management, and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner, operator, or responsible party of such properties, and may therefore be potentially liable for environmental issues, including removal or remediation costs, governmental fines, and liabilities for injuries to persons and property, as well as other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

There are also special risks associated with the particular commercial real estate sectors in which the Fund will invest. These include:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacturing, processing, and shipping of goods.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs that may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state, and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel, and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors, such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, shopping centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Shopping center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and effects of general and local economic conditions with respect to rental rates and occupancy levels.

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Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition to the general risks associated with investments in real estate, investing in REITs will subject the Fund to various risks, including:

Dependence on Tenants. The value of the Fund’s investments in REITs and the ability to make distributions to its shareholders depend upon the ability of the tenants of the properties in which such REITs invest to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of a REIT’s portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to such REIT’s portfolio companies and, consequently, the Fund.

Risks of Investing in Net-Leased Real Estate. Where REITs invest in properties with net leases, in addition to satisfying their rent obligations, tenants in such properties are responsible for the payment of real estate taxes, insurance, and ordinary maintenance and repairs. However, under the provisions of future leases with such tenants, the REITs may be required to pay some expenses, such as the costs of environmental liabilities, roof and structural repairs, insurance, certain non-structural repairs, and maintenance. If such properties incur significant expenses that must be paid by such REITs under the terms of these leases, the REITs business, financial condition, and results of operations will be adversely affected and the amount of cash available to meet expenses and to make distributions to holders of their common stock may be reduced.

Tax Risk. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders, and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent that the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a non-taxable return of capital, Fund distributions to shareholders may also include a non-taxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent that the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Key Personnel Risk. Where investments are made in REITs, success may depend to a significant degree upon the contributions of certain of executive officers and other key personnel who may be difficult to replace. There can be no guarantee that all, or any particular one of such key personnel, will remain affiliated with the REIT’s adviser. If any of such key personnel were to cease their affiliation with the REIT’s adviser, operating results could suffer. Further, separate key person life insurance may not be maintained on such key personnel. The future success of such REITs depends, in large part, upon their adviser’s ability to hire and retain highly skilled managerial, operational, and marketing personnel. Competition for such personnel is intense, and there can be no assurance of success in attracting and retaining such skilled personnel. If such key personnel are lost or their services are unable to obtain, the ability to implement investment strategies could be delayed or hindered, and the value of the Fund’s investment may decline.

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Non-Traded REITs. The Fund may invest in any Non-Traded REITs that are consistent with the Fund’s investment objective and strategy and that, in the Adviser’s judgment, offer attractive investment opportunities for the Fund. However, the Fund will not invest in any Non-Traded REITs that are sponsored by or distributed by affiliates of the Adviser. By their very nature, Non-Traded REITs are illiquid investments, and it is unlikely that the Fund would be able to sell any of its investments in Non-Traded REITs promptly or at all. Even if the Fund is able to sell its shares in a Non-Traded REIT, it is likely that the Fund would have to sell them at a substantial discount to the price it paid for the shares. Because a portion of the Fund’s assets will be invested in Non-Traded REITs, there is an increased risk that the Fund may be forced to dispose of other investments at unfavorable times or prices in order to satisfy its obligations than would be the case if the Fund invested in a more liquid portfolio.

Unlike Listed REITs, which typically construct their investment portfolios before offering shares to the public, Non-Traded REITs typically commence offering shares before or concurrently with the process of constructing their investment portfolios. As such, while the Fund may be able to evaluate any information about a Non-Traded REIT existing portfolio that is publicly available before making an investment, the Fund will not be able to evaluate or approve any future acquisitions to be made by such Non-Traded REIT after the Fund makes its investment. Instead, the Fund must rely on the management of a Non-Traded REIT to implement the REIT’s investment strategies effectively. A Non-Traded REIT’s ability to achieve its investment objectives will also depend on the amount raised in its offering, which may not be known at the time the Fund makes its investment.

A Non-Traded REIT’s ability to achieve its investment objectives and to pay distributions is dependent upon the performance of its adviser in acquiring of investments, selecting tenants for properties and securing independent financing arrangements. The Fund will have no opportunity to evaluate the terms of transactions or other economic or financial data concerning a REIT’s investments. The Fund must rely entirely on the management ability of the REIT’s board of directors. The Adviser cannot be sure that such advisers will be successful in obtaining suitable investments on financially attractive terms or that, if such investments are made, that the Fund’s goals and objectives will be achieved.

A Non-Traded REIT could suffer from delays in locating suitable investments, particularly as a result of its reliance on its adviser at times when management of its adviser is simultaneously seeking to locate suitable investments for other affiliated programs. Delays encountered in the selection, acquisition and/or development of income-producing properties, likely would adversely affect such REIT’s ability to make distributions and the value of overall returns. Generally, such REITs may fund distributions of unlimited amounts from any source, including borrowing funds, using proceeds from this offering, issuing additional securities or selling assets in order to fund distributions if they are unable to make distributions with cash flows from operations. If such delays are encountered, all or a substantial portion of distributions may be paid from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of the Fund’s capital. In particular, where properties are acquired prior to the start of construction or during the early stages of construction, it typically will take several months to complete construction and rent available space.

In the case of Non-Traded REITs, there are many factors that can affect the availability and timing of cash distributions to shareholders. Distributions will be based principally on cash available from such REITs’ operations. The amount of cash available for distributions is affected by many factors, such as ability to buy properties as offering proceeds become available, rental income from such properties and operating expense levels, as well as many other variables. Actual cash available for distributions may vary substantially from estimates. In the case of REITs with no prior operating history, there can be no assurance of the ability to pay or maintain current level of distributions or that distributions will increase over time. There can be no assurance that rents from the properties will increase, that the securities such REITs buy will increase in value or provide constant or increased distributions over time, or that future acquisitions of real properties, mortgage, bridge or mezzanine loans or any investments in securities will increase cash available for distributions to shareholders. Actual results may differ significantly from the assumptions used by the REITs board of directors in establishing the distribution rate to shareholders. Such REITs may not have sufficient cash from operations to make a distribution required to qualify for or maintain REIT status. Such REITs may pay distributions from unlimited amounts of any source, including borrowing funds, offering proceeds, issuing additional securities or selling assets.

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Repurchase Agreements

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Securities Loans

The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than one third of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities, and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

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Stripped Mortgage Securities

Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts.

Warrants

The Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

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In addition to warrants on securities, the Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When, As and If Issued Securities

The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout, or debt restructuring. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Zero-Coupon and Payment-in-Kind Bonds

The Fund may invest in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Fund does not provide portfolio holdings to any third party until they are made available on the Fund’s website or through some other means of public dissemination. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Fund’s website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the Securities and Exchange Commission (the “SEC”) within 70 days of the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days at the end of the first and third fiscal quarters, as part of Form N-Q. In addition, pursuant to policies and procedures approved by the Board, the Fund may post an uncertified whole or partial list of portfolio holdings on its website at www.arcincomefunds.com quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Adviser may freely distribute them to third-parties. This information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Fund’s website.

Pursuant to the Fund’s portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. The Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors, and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by an officer of the Fund.

2. The Fund’s portfolio holdings may also be disclosed between and among the Fund’s Adviser, Distributor, Transfer Agent, Administrator, independent registered public accounting firm, and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Adviser, Distributor, and Administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. The Fund’s Adviser, Distributor, Transfer Agent, and Administrator may for legitimate business purposes within the scope of their official duties and responsibilities disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the Fund’s portfolio holdings.

4. The Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Fund’s chief compliance officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.

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5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order. The Fund may from time to time post portfolio holdings on the Fund’s website on a more-timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

Occasions may arise where the Adviser, the Fund or an affiliate may have a conflict of interest in connection with a recipient’s request for disclosure of portfolio holdings information. In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a designated person is considering making non-public portfolio holdings information, the designated person will disclose the conflict to the chief compliance officer. If the chief compliance officer determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public portfolio holdings information would be in the best interests of shareholders and the Fund and will not adversely affect the shareholders or the Fund, the chief compliance officer may approve the disclosure. The chief compliance officer will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Declaration of Trust, as may be amended from time to time, which has been filed with the SEC and is available upon request. The Board consists of 4 individuals, 3 of whom are “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser. Pursuant to the Declaration of Trust, the trustees shall elect officers including a President, a Secretary, and a Treasurer, and shall appoint a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties.

Board Leadership Structure

The Board currently is comprised of 4 Trustees, 3 of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”). Nicholas Schorsch, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. Because the Trust is new, the Board has not yet selected a lead independent trustee, although it is the intent of the Board to do so in the future. The Independent Trustees regularly meet outside the presence of management, both in-person and by telephone.

The Board has established a committee structure that includes an Audit Committee. All Independent Trustees are members of the Audit Committee, which allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure is appropriate given the recent formation of the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities.

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Board Risk Oversight

The Board is comprised of 4 individuals, 3 of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustees and Officers

Following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

Name, Address, and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees(1)
Robert Burns 405 Park Avenue 15th Floor New York, NY 10022 (82)	Trustee since 2013	Hotelier, Villa Feltrinelli on Lago di Garda (a small, luxury hotel in Northern Italy) , as well as developing hotel projects in Asia, focusing on Vietnam and Chine, from 2009 to present	1	American Realty Capital Trust, Inc. from January 2008 to January 2013 (a real estate investment trust)
Robert Froehlich 405 Park Avenue 15th Floor New York, NY 10022 (60)	Trustee since 2013	Retired. Board of Directors and Co-Owner of Kane County Cougars Professional Baseball Team from January 2013 to present; Owner and Operator, 5/3 Bank Ballpark from January 2013 to present	1	American Realty Capital Daily Net Asset Value Trust, Inc. from November 2012 to present (a publicly registered, non-traded real estate investment program); Davidson Investment Advisors from July 2009 to present; American Sports Enterprise, Inc. from January 2013 to present
Leslie Michelson 405 Park Avenue 15th Floor New York, NY 10022 (62)	Trustee since 2013	Chairman & Chief Executive Officer, Private Health Management (healthcare company) from April 2007 to present	1	American Realty Capital Properties, Inc. from October 2012 to present; American Realty Capital Healthcare Trust, Inc. director from January 2011 to July 2012, lead independent director from July 2012 to present; Business Development Corporation of America from January 2011 to present; Molecular Insight Pharmaceuticals, Inc. from November 2011 to January 2013 (a biotechnology company); American Realty Capital – Retail Centers of America, Inc. from March 2012 to October 2012; American Realty Capital New York Recovery REIT, Inc. from October 2009 to August 2011; American Realty Capital Trust, Inc. from January 2008 to July 2012, lead independent director from July 2012 to January 2013; American Realty Capital Daily Net Asset Value Trust, Inc. from August 2011 to February 2012; ARC Realty Finance Trust, Inc. lead independent director from January 2013 to present; Highlands Acquisition Company from 2007 to 2009 (special purpose acquisition company); Landmark Imaging from 2007 to 2010 (privately-held diagnostic imaging and treatment company); ALS-TDI from June 2004 to present (also vice chairman; philanthropy dedicated to curing Lou Gehrig’s disease)

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Name, Address, and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees and Officers
Nicholas Schorsch(2) 405 Park Avenue 15th Floor New York, NY 10022 (52)	Trustee, Chairman and Chief Executive Officer since 2012	Chairman and Chief Executive Officer, Business Development Corporation of America from May 2010 to present; Chief Executive Officer, American Realty Capital Trust, Inc. from August 2007 to March 2012; Chairman and Chief Executive Officer, American Realty Capital New York Recovery REIT, Inc. from October 2009 to present; Chief Executive Officer, Adviser of Phillips Edison – ARC Shopping Center REIT, Inc. from December 2009 to present: Chairman and Chief Executive Officer, American Realty Capital – Retail Centers of America, Inc. from July 2010 to present; Chairman and Chief Executive Officer, American Realty Capital Healthcare Trust, Inc. from August 2010 to present; Chairman and Chief Executive Officer, American Realty Capital Daily Net Asset Value Trust, Inc. from
		September 2010 to present; Chairman and Chief Executive Officer, American Realty Capital Properties, Inc. from December 2010 to present; Chairman and Chief Executive Officer, ARCT III from October 2010 to February 2013; Chairman and Chief Executive Officer, American Realty Capital Global Trust, Inc. from July 2011 to present; Chief Executive Officer, American Realty Capital Trust IV, Inc. from February 2012 to present; Chief Executive Officer, ARC Realty Finance Trust, Inc. from November 2012 to present; Chief Executive Officer, American Realty Capital Trust V, Inc. from January 2013 to present	1	Business Development Corporation of America from May 2010 to present; American Realty Capital Trust, Inc. from August 2007 to January 2013; American Realty Capital Trust IV, Inc. from February 2012 to present; American Realty Capital Healthcare Trust II, Inc. from October 2012 to present; ARC Realty Finance Trust, Inc. from November 2012 to present; American Realty Capital Trust V, Inc. from January 2013 to present

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Name, Address, and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
John H. Grady 405 Park Avenue 15th Floor New York, NY 10022 (51)	President and Secretary since 2013	President, National Fund Advisors, LLC from October 2012 to present; President, American National Stock Transfer, LLC from October 2012 to present; Chief Operating Officer, Realty Capital Securities from October 2012 to present; Executive Vice President, RCS Advisory Services, LLC from October 2012 to present; Chief Operating Officer, American Realty Capital from October 2012 to present; General Counsel and Chief Operating Officer, Steben & Company (firm focused on the operation and distribution of managed futures funds) from February 2008 to September 2012	N/A	N/A

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Name, Address, and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nicholas Radesca 405 Park Avenue 15th Floor New York, NY 10022 (47)	Executive Vice President since 2013	Executive Vice President and Chief Financial Officer, National Fund Advisors, LLC from December 2012 to present; Chief Financial Officer and Treasurer, Business Development Corporation of America from February 2013 to present; Chief Financial Officer and Treasurer, BDCA Adviser, LLC from February 2013 to present; Chief Financial Officer and Treasurer , ARC Realty Finance Trust, Inc. from January 2013 to present; Chief Financial Officer and Treasurer, ARC Realty Finance Advisors, LLC from January 2013 to present; Chief Financial Officer, American Realty Capital from December 2012 to present; Solar Senior Capital Management, LLC from March 2008 to May 2012 – serving as Chief Financial Officer and Corporate Secretary for Solar Capital Ltd. and its predecessor company Solar Senior Capital Ltd. (both publicly traded business development companies)	N/A	N/A
Christopher Pike 405 Park Avenue 15th Floor New York, NY 10022 (45)	Vice President since 2013

Vice President and Chief Investment Officer, National Fund Advisors, LLC from May 2012 to present; Director of Investment Research, American Realty Capital and Realty Capital Securities from August 2011 to May 2012; Equity Research Analyst, Fagenson & Company, Inc. from December 2009 to August 2011; Equity Research Analyst, Merrill Lynch from March 2006 to December 2008

			N/A	N/A

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Name, Address, and Age	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gerard Scarpati Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 (57)	Treasurer and Chief Financial Officer since 2013	President, Vigilant Compliance, LLC (an investment management services company) from August 15, 2004 to present	N/A	N/A
Salvatore Faia Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 (50)	Chief Compliance Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from 2010 to present; Independent Compliance Consultant from 2009 to 2010	N/A	N/A
Erik Naviloff 80 Arkay Drive Suite 110 Hauppauge, NY 11788 (44)	Assistant Treasurer since 2013	Vice President of Gemini Fund Services, LLC from 2011 to present; Assistant Vice President, Gemini Fund Services, LLC from 2007 to 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation from 2002 to 2007	N/A	N/A
James Ash 80 Arkay Drive Suite 110 Hauppauge, NY 11788 (36)	Assistant Secretary since 2013	Senior Vice President, Gemini Fund Services, LLC from 2012 to present; Vice President, Gemini Fund Services, LLC from 2011 to 2012; Director of Legal Administration, Gemini Fund Services LLC from 2009 to 2011; Assistant Vice President of Legal Administration, Gemini Fund Services, LLC from 2008 to 2011	N/A	N/A
Dawn M. Dennis 80 Arkay Drive Suite 110 Hauppauge, NY 11788 (47)	Assistant Secretary since 2013	Student from 2009 to July 2011; Paralegal , Gemini Fund Services, LLC from July 2011 to April 2013; Senior Paralegal, Gemini Fund Services, LLC from May 2013 to present	N/A	N/A

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Affiliated with the Adviser and/or the Distributor.

Qualifications and Experience of the Trustees

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

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Roberts Burns – Mr. Burns’ experience in the hotel industry and expertise in hotel management, hotel design and building make him well qualified to serve as a Trustee.

Robert Froehlich – Mr. Froehlich is a global strategist who has spoken in 107 countries and an accomplished author, having written six books on investing. Prior to his retirement, Mr. Froehlich spent three years as head investment strategist and chair of investment strategy committees for multiple global asset management companies. Mr. Froehlich’s investment expertise and experience as a financial expert make him well qualified to serve as a Trustee.

Leslie Michelson – As set forth in the chart above, Mr. Michelson’s more than twenty years of senior management experiences at various corporations, his service on the board of directors of other public companies in the past, and his legal education make him well qualified to serve as a Trustee. In addition to the directorships set forth in the chart above, Mr. Michelson has also held and/or holds the following directorships and/or executive officer positions: Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors. Mr. Michelson served on the board of directors of Catellus Development Corp. from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the board of directors for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an adviser or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001. Mr. Michelson has served as chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company from April 2007 to present.

Nicholas Schorsch – Mr. Schorsch’s current experience as chairman and chief executive officer of various entities and his significant real estate acquisition experience, make him well qualified to serve as our Trustee and Chairman of the Board.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Board Committees

Audit Committee. The Board has an Audit Committee that consists of the trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (the “Independent Trustees”). The Audit Committee’s responsibilities include: (1) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (2) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (3) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (4) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (5) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Exchange Act. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of the date of this SAI, the Audit Committee has held one meeting.

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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
Robert Burns	None	None
Robert Froehlich	None	None
Leslie Michelson	None	None
Interested Trustees and Officers
Nicholas Schorsch	None	None

Compensation

The Non-Interested Trustees were elected to the Board effective April 2013, and prior to that date had not received any compensation from the Trust. Effective April 2013, each Non-Interested Trustee receives from the Trust an annual fee of $10,000 representing the payment of an annual retainer plus $1,000 for each regular or special meeting attended. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Board currently holds (1) four regularly scheduled Board meetings and (2) four regularly scheduled Audit Committee meetings. The Board may also hold special Board meetings and special meetings of its Audit Committee throughout the year. The interested Trustees receive no compensation directly from the Trust.

The table below details the amount of compensation the trustees are expected to receive from the Trust during the fiscal period ended March 31, 2014. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Fund	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees
Non-Interested Trustees
Robert Burns	$15,000	$-0-	$-0-	$15,000
Robert Froehlich	$15,000	$-0-	$-0-	$15,000
Leslie Michelson	$15,000	$-0-	$-0-	$15,000
Interested Trustees
Nicholas Schorsch	$-0-	$-0-	$-0-	$-0-

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CODES OF ETHICS

The Fund, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

DISTRIBUTOR

The Distributor for the Fund, Realty Capital Securities, LLC, is located at 405 Park Avenue, New York, NY 10022. The Distributor is not obligated to sell any specific amount of shares of the Fund and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares. The Distributor is an “affiliated person” of the Adviser, which is itself an affiliated person of the Fund.

CUSTODIAN

Union Bank, N.A. (“Union Bank”), Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, CA 94104 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Union Bank, Union Bank maintains cash, securities and other assets of the Fund. Union Bank is also required, upon the order of the Trust, to deliver securities held by Union Bank, and to make payments for securities purchased by the Trust.

TRANSFER AGENT

American National Stock Transfer, LLC (“ANST”), located at 405 Park Avenue, New York, NY 10022, serves as the transfer agent for the Trust. ANST has entered into an agreement with Gemini Fund Services to serve as sub-transfer agent to the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, the Investment Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will available without charge, upon request by calling 1-866-271-9244. The Trust’s Form N-PX also is available on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS

AR Capital, LLC, an affiliate of the Adviser, owns all of the initial shares issued by the Fund prior to the commencement of investment operations and the public launch of the Fund. No other person owns of record or is known by the Fund to own beneficially 5% or more of the Funds’ outstanding equity securities.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

National Fund Advisors, LLC, located at 405 Park Avenue, Suite C, New York, NY 10022, serves as the Fund’s investment adviser. The Adviser is an indirect, wholly-owned subsidiary of AR Capital, LLC (“ARC”). ARC is primarily an investment adviser to REITs. ARC is a full-service investment banking, asset management and real estate advisory firm that serves both institutions and individual investors. ARC, both directly and through its affiliates, sponsors a variety of securities offerings, including publicly registered non-traded real estate investment trusts as well as fixed income note offerings, a publicly registered non-traded business development company and other funds registered under the 1940 Act. ARC was formed by Nicholas S. Schorsch and William M. Kahane in 2007. Both Mr. Schorsch and Mr. Kahane have extensive backgrounds in real estate and capital markets, with expertise in transaction structure and execution. Collectively, ARC’s executive team has acquired and managed over $10 billion of real estate since 2001. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this SAI, the Adviser manages assets in excess of $90 million. Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, furnish a continuous investment program with respect to the Fund, and determine which securities should be purchased, sold, or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund necessary personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund (other than the Chief Compliance Officer).

The Adviser’s annual management fee is 0.80% of the Fund’s average daily net assets.

The Administrator

RCS Advisory Services, located at 405 Park Avenue, 15th Floor, New York, NY 10022, serves as the Fund’s administrator. Pursuant to an administrative agreement, the Administrator provides the Fund with necessary administrative services. The Administrator has entered into a contract with Gemini Fund Services, LLC (“Gemini”, pursuant to which Gemini serves as sub-administrator and performs many of the administrative services for the Trust. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Fund. For these administrative services, the Fund pays the Administrator a base annual fee (per Fund) as follows: 0.26% on the first $250 million of net assets; 0.245% on net assets from $250 million to $500 million; 0.23% on net assets from $500 million to $1 billion, and 0.22% on net assets greater than $1 billion. The base annual fee is subject to a $30,000 minimum annual fee per Fund. Because the Fund is new, no information is available regarding fees paid to the Administrator for administrative services.

PORTFOLIO MANAGER

Christopher Pike is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Pike has served the Fund in this capacity since it commenced operations. Mr. Pike is also Vice President and the Chief Investment Officer of the Adviser.  He is primarily responsible for security selection and valuation, as well as rebalancing the Fund.  In addition, Mr. Pike currently manages separate investment accounts with aggregate assets under management of approximately $100 million.  Previously, he served as the Director of Investment Research at American Realty Capital and Realty Capital Securities. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors.  He joined ARC/RCS in August 2011.  Prior to joining ARC/RCS, Mr. Pike held positions an equity research analyst at Merrill Lynch, UBS, and Wachovia (now Wells Fargo Securities), covering REITs.  Additionally, he was a member of the real estate investment banking team at Goldman Sachs, focusing on the origination and distribution of CMBS securities. In 2005 Mr. Pike was a runner up for Wall Street Journal’s Best on the Street award. He holds FINRA Series 7 and 63 licenses. Mr. Pike is a CFA charterholder. He attended Rutgers College and Rutgers University.

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The following table provides information about the other accounts for which the portfolio manager is primarily responsible for. The reporting information is provided as of May 10, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher Pike	0	$0	0	$0	2	$100

Potential Conflicts of Interest

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.

Compensation

The portfolio manager’s annual compensation will be comprised of a base salary plus discretionary bonus, which may be delivered in cash, shares of the Fund, or common stock of an affiliated publically traded company. The discretionary bonus is based on several factors, including: (1) the success of the Fund in relation to the investment mandate set forth herein; (2) the success of the Adviser and/or affiliates; and (3) the success of other accounts managed by the Adviser.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

•	the reliability, integrity, and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research, and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

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Affiliated Party Brokerage. The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act, which place limitations on the securities transactions effected through affiliated brokers. The policy of the Fund with respect to brokerage is reviewed by the trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its board of directors and approved by its shareholders. Pursuant to such rule, the Fund’s Board has approved and entered into the Class A Plan and the Class C Plan, respectively. The plans are described below.

In adopting the plans, the Board (including a majority of trustees who are not interested persons of the Fund, hereafter referred to as the independent trustees) determined that there was a reasonable likelihood that the plans would benefit the Fund and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the Fund generally and growing assets in the Fund, which helps retain and attract investment management talent, provides a better environment for improving Fund performance, and can lower the total expense ratio for the Fund. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board quarterly.

Continuance of the plans must be approved by the Board, including a majority of the independent trustees, annually. The plans may be amended by a vote of the Board, including a majority of the independent trustees, except that the plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent trustees or by a majority of the outstanding shareholder votes of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).

The Share Class Plans

Class A and C shares of the Fund are made available to persons purchasing through broker-dealers and other financial intermediaries that provide various administrative, shareholder and distribution services. The Fund’s Distributor enters into contracts with various broker-dealers and other financial intermediaries, with respect to the sale of the Fund’s shares and/or the use of the Fund’s shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the Fund’s transfer agent may be performed by a financial intermediary for Class A and C investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the Fund’s shares to be made available through such financial intermediaries, and to compensate them for such services, the Fund’s Board has adopted the Class A and C Plans. Pursuant to the plans, the following fees are paid and described further below.

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Class A. Class A pays the Fund’s Distributor 0.50% annually of the average daily net asset value of the Class A shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.25% of which is paid for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the Distributor. The Distributor is currently waiving 0.25% of the fee for Class A shares. Such waiver is in effect until at least August 1, 2014.

Class C. Class C pays the Fund’s Distributor 1.00% annually of the average daily net asset value of the Fund’s Class C shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services, including past distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the Distributor.

The Distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the Class A and Class C shares for the services described below. No portion of these payments is used by the Distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

1.        providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

2.        creating investment models and asset allocation models for use by shareholders in selecting appropriate investment options, including the Fund;

3.        conducting proprietary research about investment choices and the market in general;

4.        periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

5.        consolidating shareholder accounts in one place;

6.        paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and

7.        other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the Fund.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Class A and/or Class C shares, which services may include but are not limited to:

1.        paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell these shares pursuant to selling agreements;

2.        compensating registered representatives or other employees of the Distributor who engage in or support distribution of the Fund’s shares;

3.        compensating and paying expenses (including overhead and telephone expenses) of the Distributor;

4.        printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

5.       preparing, printing and distributing sales literature and advertising materials provided to the Fund’s shareholders and prospective shareholders;

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6.        receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

7.        providing facilities to answer questions from prospective shareholders about Fund shares;

8.        complying with federal and state securities laws pertaining to the sale of Fund shares;

9.        assisting shareholders in completing application forms and selecting dividend and other account options;

10.      providing other reasonable assistance in connection with the distribution of Fund shares;

11.     organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

12.      profit on the foregoing; and

13.      such other distribution and services activities as the NFA determines may be paid for by the Fund pursuant to the terms of the agreement between the corporation and the Fund’s Distributor and in accordance with Rule 12b-1 of the 1940 Act.

REDUCING SALES CHARGE ON CLASS A SHARES

As discussed in the Prospectus, the size of your total investment in the Fund’s Class A shares will affect your sales charge. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent, or the Distributor of the applicability of one of the following:

Rights of Aggregation

The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse; his or her children under the age of 21; a trustee or other fiduciary purchasing for a single trust, estate, or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code although more than one beneficiary may be involved); or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

Rights of Accumulation

The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of the Fund by taking into account not only the amount then being invested, but also the current NAV of the shares of the Fund already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent, or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a child, and the specific relationship of each such other person to the investor.

Letter of Intention

An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the Letter) set forth in the Subscription Agreement or on a separate form for this purpose provided by the Fund. This enables the investor to aggregate purchases of shares of the Fund during a 12-month period for purposes of calculating the applicable sales charge. All shares of the Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent, or the Distributor that a Letter is on file along with all account numbers associated with the Letter.

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The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.

Sales at Net Asset Value

Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) (1) to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons; (2) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client; (3) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (4) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution; and (5) to retirement and deferred compensation plans including, but not limited to those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors, and employees (and their immediate families) of the Fund; the Adviser and its affiliates; the Distributor; employees (and their immediate families) of certain firms providing services to the Fund (such as the Transfer Agent); and to any trust, pension, profit-sharing or other benefit plan for only such persons.

CONTINGENT DEFERRED SALES CHARGE

Class A Shares

With respect to purchases of $1,000,000 or more, Class A shares redeemed on or before the one year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

Class C Shares

Regardless of the amount invested, Class C shares redeemed on or before the one year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described below. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

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Proceeds from the contingent deferred sales charge on Class C shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sales of Class C shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class C shares.

Class I Shares

Class I shares are not subject to a contingent deferred sales charge.

Waiver

The contingent deferred sales charge is waived on redemptions of shares (1) following the death or disability, as defined in the Code, of a shareholder; (2) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70½; or (3) that had been purchased by present or former Trustees of a Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative.

PURCHASES AND REDEMPTIONS IN KIND

Purchases In Kind

The Fund may, at the sole discretion of the Adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

Redemptions In Kind

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash (for example, if the amount of such a request is large enough to affect operations – such as being greater than $250,000 or 1% of the Fund’s assets), the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of readily marketable portfolio securities in lieu of cash. The securities will be chosen by the Fund and valued at the Fund’s net asset value. Shareholders receiving distributions in kind may incur brokerage commissions or other costs, such as transaction expenses in converting securities to cash, when subsequently disposing of those securities.

TAX STATUS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that are generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets in which the Fund does not currently intend to invest.

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A “U.S. shareholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•	A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of shares of our common stock that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Fund

The Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under subchapter M of the Code. If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year (the “annual distribution requirement”). The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.

Qualification as a Regulated Investment Company. To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, the Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); and (2) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

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In general, for purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (1) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (2) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (2) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (2) above.

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (1) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (2) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (1) of the preceding sentence and the tax deemed paid by the shareholder under clause (2) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the Fund makes the election referred to in the following paragraph)) or late-year ordinary loss (generally, (1) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if the Fund makes the election referred to in the following paragraph)), plus (2) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

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Excise Tax on Undistributed Earnings. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or a later date if the Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31(or a later date, if a RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Investments with Original Issue Discount. For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to our shareholders in order to satisfy the annual 90% distribution requirement discussed above, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. The Fund may have to sell some of our investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If the Fund dispose of assets in order to meet the annual distribution requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

Special Rules. Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% gross income test. The Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Investments in REITs. Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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Investments in REMICs and Other Mortgage-Backed Securities. The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (3) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

Passive Foreign Investment Companies. If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), it may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, it will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, it will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the annual distribution requirement discussed above and will be taken into account for purposes of the 4% excise tax.

Failure to Qualify. In certain circumstances, it may be difficult for the Fund to meet the 90% gross income test and the diversification test described above. If the Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including: in the case of a gross income test failure, by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the Fund’s investment return to its shareholders.

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Taxation of U.S. Shareholders

Distributions. Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income” which, when received by non-corporate shareholders, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Dividends received by corporate shareholders may qualify for the 70% dividends -received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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Any distribution of income that is attributable to (1) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (2) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary will report to you and the IRS annually as to the U.S. federal tax status of distributions.

Sales and Redemptions. A shareholder generally will recognize taxable gain or loss if the shareholder sells, redeems, or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold, redeemed, or otherwise disposed and the amount of the proceeds received in exchange. Any gain arising from such sale, redemption, or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption, or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. For taxable years beginning on or after January 1, 2013, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

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Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Certain Losses. If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund may be required to withhold federal income tax, or backup withholding from all payments to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

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Taxation of Non-U.S. Shareholders

Whether an investment in our shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in our shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common stock. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

General Rules Applicable to Non-U.S. Shareholders. Distributions of our investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to non-U.S. shareholders in our taxable years beginning before January 1, 2014, no withholding is required and the distributions generally will not be subject to federal income tax if (1) the distributions are properly designated in a notice timely delivered to our shareholders as “interest-related dividends” or “short-term capital gain dividends,” (2) the distributions are derived from sources specified in the Code for such dividends and (3) certain other requirements are satisfied. No assurance can be given that any of our distributions would be eligible for this exemption even it is extended. In addition, although this exemption has be subject to previous extensions, no assurance can be provided that this exemption will be extended for taxable years beginning on or after January 1, 2014. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S.shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale or redemption of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, (2) the non-U.S. shareholder is an individual that is present in the United States for more than 183 days during the taxable year, or (3) the special rules applicable U.S. real property interests discuss below apply to the sale or redemption of our common stock.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

Special Rules Applicable to U.S. Real Property Interests. Special rules will apply if the Fund is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

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If a Fund is a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” rule described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund is a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Foreign shareholders of the Fund also may be subject to special wash sale rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

FATCA. Under the Foreign Account Tax Compliance Act, a 30% withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a non-U.S. Holder and the status of the intermediaries through which they hold their units, non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a non-U.S. Holder might be eligible for refunds or credits of such taxes.

Certification of Non-U.S. Status. A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each shareholder shall be entitled to one vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing in such shareholder’s name on the books of the Fund for matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

55

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the Fund’s annual financial statements.

56

FINANCIAL STATEMENTS

AR Capital Real Estate Income Fund

Index

May 9, 2013

Page(s)

Statement of Assets and Liabilities	1

Statement of Operations	2

Notes to Financial Statements	3-5

Report of Independent Registered Public Accounting Firm	6

57

Statement of Assets and Liabilities

Realty Capital Income Funds Trust

AR Capital Real Estate Income Fund

May 9, 2013

Assets
Cash	$100,000
Deferred offering costs	127,104
Total assets	$227,104
Liabilities
Payable for offering costs	$127,104
Total liabilities	127,104
Net assets	$100,000

Class A Shares
Net assets	$50,000
Shares issued and outstanding (a)	5,000
Net asset value (b)	$10.00
Maximum offering price per share ($10.00 ÷ 0.955) (c)	$10.47
Class C Shares
Net assets	$25,000
Shares issued and outstanding (a)	2,500
Net asset value and offering price per share (d)	$10.00
Class I Shares
Net assets	$25,000
Shares of issued and outstanding (a)	2,500
Net asset value, offering, and redemption price per share	$10.00

(a)	Unlimited number of shares authorized.
(b)	Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1.00% on purchases of greater than $1,000,000 that are redeemed within one year of purchase.
(c)	On investments of $100,000 or more, the offering price is reduced.
(d)	Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1.00% that is redeemed within one year of purchase.

The accompanying notes are an integral part of the financial statements.

1

Statement of Operations

Realty Capital Income Funds Trust

AR Capital Real Estate Income Fund

May 9, 2013

Expenses
Organizational Expenses	$60,214
Less: Reimbursement from Adviser	60,214
Net Expenses	$—

The accompanying notes are an integral part of the financial statements.

2

Notes to Financial Statements

AR Capital Real Estate Income Fund

May 9, 2013

1.	Organization

The AR Capital Real Estate Income Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a series of the Realty Capital Income Funds Trust (the “Trust”). The Trust is a Delaware statutory trust organized under the laws of the State of Delaware.

The Fund’s investment objective is to provide current income with the potential for capital appreciation through investment in real estate securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in income producing securities related to the real estate industry.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge plus a deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

AR Capital, a related party to the Trust, purchased the initial shares at $10.00 per share.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing these financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Class Allocation

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by share class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Organization and Offering Costs

Offering costs of $127,104 were incurred by the Fund in connection with the offering of the shares. Offering costs are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method. Organizational costs were incurred by the Fund in connection with the organization of the Trust and were charged to expenses as incurred.

3

Notes to Financial Statements

AR Capital Real Estate Income Fund

May 9, 2013

Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	Investment Advisory Agreement

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 0.80% of its average daily net assets.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 1, 2014 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses such as litigation) will not exceed 1.65% , 2.15% and 1.15% of the Fund’s Class A, Class C and Class I shares average daily net assets, respectively. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitations.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years.

The expense limitation provided by the Agreement, in connection with the waiver provided by the Distributor (as described in note 4), will effectively limit the Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses such as litigation) to 1.40% of the Fund’s Class A shares average daily net assets.

4.	Distribution Agreement

The Fund has adopted a “Distribution Plan and Agreement” under which the Fund pays a distribution and shareholder servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund. Under the Distribution Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.50% for Class A shares and 1.00% for Class C shares of the Fund’s average daily net assets attributable to the relevant class. Currently the Distributor has agreed to waive .25% on an annual basis of the Class A fees.

4

5.	Subsequent Events

The Fund is required to recognize in these financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has identified no such events.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Realty Capital Income Funds Trust

and the Shareholder of AR Capital Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities and the related statement of operations of AR Capital Real Estate Income Fund (“the Fund”), a series of Realty Capital Income Funds Trust, as of May 9, 2013. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and operations of the Fund as of May 9, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 13, 2013

6

APPENDIX A

RATINGS CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody’s and Fitch Ratings (Fitch).

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment;

•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•	protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-1

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both the longer stated grace period and the absence of a grace period are irrelevant. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A-2

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligation Ratings and Definitions. Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

A-3

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: “B” ratings indicate that material credit risk is present.

Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

A-4

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: “CCC” indicates that default is a real possibility.

Very high levels of credit risk: “CC” indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

Default: “D” indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

A-5

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

B-1

REALTY CAPITAL INCOME FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

Adopted March 2013

Realty Capital Income Funds Trust (the “Trust”) is a registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust is authorized to offer multiple series (each a “Fund” and, collectively, the “Funds”).  Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment advisor or sub-advisor(s) of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund.  The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio.  Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act.  Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review.  Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Adviser.  In such case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.  When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  In the event that the Board is required to vote a proxy because an Advisor has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Advisor’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion.  The Board shall notify the Advisor of its final decision on the matter and the Advisor shall vote in accordance with the Board’s decision.

B-2

Oversight of the Advisors’ Proxy Voting Compliance Activities

Each Advisor shall forward to the Trust’s Administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter.  The Administrator shall promptly inform the Trust’s Chief Compliance Officer (“CCO”) in the event that the Advisor fails to provide the quarterly report.  Annually, the CCO shall review each Fund’s report on Form N-PX and compare the Fund’s voting record against the Advisor’s proxy voting policy.  In the event of a conflict of interest with respect to a proxy solicitation, the CCO shall ensure that the Advisor has voted in accordance with Board decisions with respect to any conflict of interest transactions. The CCO shall also review for compliance with the Proxy Rule, this Policy, and the applicable Advisor’s proxy voting policy any decisions made by the Board for such conflict of interest transactions.  The Chief Compliance Officer shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Advisor to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post of copy of its Advisor’s proxy voting policy and this Policy on such website.  A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus.  The Trust’s Administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each Fund for which it acts as adviser, to the Trust’s Administrator within 15 days following the end of each calendar quarter.  The Trust’s Administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

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National Fund Advisors, LLC

Proxy Voting, Corporate Actions and Class Actions

March 2013

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by National Fund Advisors, LLC (“NFA,” the “Adviser” or the “Firm”), for use in connection with its management of portfolios for clients, including Realty Capital Income Funds Trust (the “Trust”) and each of its series (each a “Fund” and collectively the “Funds”), in order to provide a method of monitoring proxy voting and actions taken with regard to corporate actions and class actions, to provide a method of reporting the actions taken appropriately and to meet regulatory requirements and client needs.

NFA generally will exercise voting authority on behalf of its clients, including the Funds (collectively, “Clients”), pursuant to contractual delegation of such authority. Clients that do not provide written authorization for NFA to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions.

II.	Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the

Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions

To the extent that voting a proxy is desirable, NFA votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts and considers each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. NFA will not respond to proxy solicitor requests unless it determines that it is in the best interest of its Clients to do so.

In certain limited circumstances, NFA may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines (listed below), NFA will vote in accordance with its contractual obligations.

Where NFA determines that there are unusual costs and/or difficulties associated with voting a proxy (or class action or corporate action), which more typically might be the case with respect to proxies (or class action or corporate action) of non-U.S. issuers, the Firm reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Client. Other factors that may influence NFA’s determination not to vote a proxy for a debt or equity security include: (1) whether the value of the portfolio holding is insignificant in relation to the Client’s portfolio; (2) whether the cost of voting the proxy outweighs the possible benefit to the applicable Client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) NFA otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

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The Guidelines provide a basis for making decisions in the voting of proxies, class actions or corporate actions for Clients. When voting proxies, class actions or corporate actions, NFA’s utmost concern is that all decisions be made solely in the interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether NFA will vote (assuming it votes at all) for or against a particular type of proposal. NFA’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of the Firm’s clients, are best able to determine how to further client interests and goals and are primarily responsible for determining how to vote proxies, class actions or corporate actions in accordance with this policy. The portfolio managers may, in their discretion, take into account the recommendations of appropriate members of NFA’s executive and senior management and, if desired, an outside service.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designate. Such records shall include whether the Firm voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

IV.	Proofs of Claim

NFA does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, the Firm will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of NFA. The Firm does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client.

V.	Class Actions Policy

In the event that Client securities become the subject of a Class Action lawsuit, the portfolio manager will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the Class Action is in the Client’s best interest, NFA will submit appropriate documentation on Clients’ behalf, subject to contractual or other authority. NFA may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in a Class Action, including in comparison to the Client pursuing other legal recourse against the issuer.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, NFA may not be able to vote proxies or take action in respect of corporate actions on behalf of Clients when a Client’s relevant securities are on loan in accordance with the Client’s securities lending program that is controlled by a securities lending agent or custodian acting independently of NFA. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy or corporate action voting matter that would enhance the economic value of the client’s position and that position is lent out, NFA will make reasonable efforts to inform the Client that NFA is not able to vote the proxy until or unless the Client recalls the lent security. When such situations relate to the Funds, NFA will take actions to recall the lent security.

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In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Procedures for Material Conflicts of Interest

Should material conflicts of interest arise as to a proxy or corporate action, the proxy or corporate action shall be brought to the attention of the Chief Compliance Officer or designate, who shall involve other executive managers or legal counsel (which may be the General Counsel) as may be deemed necessary by the Chief Compliance Officer to attempt to resolve such conflicts. Such individuals also shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Chief Compliance Officer (or designate) is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Chief Compliance Officer or designate.)

If, after appropriate review, a material conflict is deemed to exist, NFA will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the voting guidelines or factors set forth in this Policy; (ii) convening a committee consisting of the Chief Compliance Officer and other non-investment executive officers of the Firm to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen non- investment executive officers of NFA; or (iv) voting (or not voting) in accordance with the instructions of such Client or (v) not voting the Proxy (if consistent with NFA’s fiduciary obligations).

VIII.	Procedures for Proxy Solicitation

In the event that any employee of NFA receives a request to reveal or disclose NFA’s voting intention on a specific proxy event, then the employee must forward the solicitation request to the Chief Compliance Officer or designate. Such requests shall be reviewed with appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designate.

IX.	Additional Procedures for the Funds

A.	Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. NFA shall assist the fund administrator by providing information regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. The Firm shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

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B.	Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their statements of additional information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds may choose to include these policies and procedures as part of their registration statement. Closed end funds must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The Funds’ administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website. Each Fund is required to send the description of its proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

X.	Recordkeeping

A.            NFA must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business.

B.	Client Request to Review Proxy Votes

Any request from a Client, whether written (including e-mail) or oral, received by any employee of NFA, must be retained. In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Firm will distribute to any Client requesting proxy voting information NFA’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, the Firm may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted.

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and maintained in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Proxy Voting Records

Documents prepared or created by NFA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

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XI.	Disclosure

The CCO or designate will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

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Attachment A

Proxy Voting, Corporate Action and Class Action Policy Guidelines

March 2013

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•           For trustee nominees in uncontested elections

•            For management nominees in contested elections

•            For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•            For changing the company name

•            For approving other business

•            For adjourning the meeting

•            For technical amendments to the charter and/or bylaws

•            For approving financial statements

Capital Structure

•            For increasing authorized common stock

•            For decreasing authorized common stock

•            For amending authorized common stock

•            For the issuance of common stock, except against if the issued common stock has superior voting rights

•            For approving the issuance or exercise of stock warrants

•            For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•            For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•            For decreasing authorized preferred stock

•            For canceling a class or series of preferred stock

•            For amending preferred stock

•            For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•            For eliminating preemptive rights

•            For creating or restoring preemptive rights

•            Against authorizing dual or multiple classes of common stock

•            For eliminating authorized dual or multiple classes of common stock

•            For amending authorized dual or multiple classes of common stock

•            For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•            For a stock repurchase program

•            For a stock split

•            For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares the number of authorized shares

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Mergers and Restructuring

•            For merging with or acquiring another company

•            For recapitalization

•            For restructuring the company

•            For bankruptcy restructurings

•            For liquidations

•            For reincorporating in a different state

•            For a leveraged buyout of the company

•            For spinning off certain company operations or divisions

•            For the sale of assets

•            Against eliminating cumulative voting

•            For adopting cumulative voting

Board of Trustees

•            For limiting the liability of trustees

•            For setting the board size

•            For allowing the trustees to fill vacancies on the board without shareholder approval

•            Against giving the board the authority to set the size of the board as needed without shareholder approval

•            For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•            For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•            For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•            Against a classified board

•            Against amending a classified board

•            For repealing a classified board

•            Against ratifying or adopting a shareholder rights plan (poison pill)

•            Against redeeming a shareholder rights plan (poison pill)

•            Against eliminating shareholders’ right to call a special meeting

•            Against limiting shareholders’ right to call a special meeting

•            For restoring shareholders’ right to call a special meeting

•            Against eliminating shareholders’ right to act by written consent

•            Against limiting shareholders’ right to act by written consent

•            For restoring shareholders’ right to act by written consent

•            Against establishing a supermajority vote provision to approve a merger or other business combination

•            For amending a supermajority vote provision to approve a merger or other business combination,

except against if the amendment would increase the vote required to approve the transaction

•            For eliminating a supermajority vote provision to approve a merger or other business combination

•            Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•            Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•            For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•            Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

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•            Against establishing a fair price provision

•            Against amending a fair price provision

•            For repealing a fair price provision

•            For limiting the payment of greenmail

•            Against adopting advance notice requirements

•            For opting out of a state takeover statutory provision

•            Against opt into a state takeover statutory provision

Compensation

•            For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•            For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•            For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•            For limiting per-employee option awards

•            For extending the term of a stock incentive plan for employees

•            Case-by-case on assuming stock incentive plans

•            For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•            For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•            For adding shares to a stock incentive plan for non-employee trustees, except decide on a case- by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•            For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•            For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•            For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•            For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

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•            For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For approving an annual bonus plan

•            For adopting a savings plan

•            For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•            For adopting a deferred compensation plan

•            For approving a long-term bonus plan

•            For approving an employment agreement or contract

•            For amending a deferred compensation plan

•            For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•            For amending an annual bonus plan

•            For reapproving a stock option plan or bonus plan for purposes of OBRA

•            For amending a long-term bonus plan

Shareholder Proposals

•            For requiring shareholder ratification of auditors

•            Against requiring the auditors to attend the annual meeting

•            Against limiting consulting by auditors

•            Against requiring the rotation of auditors

•            Against restoring preemptive rights

•            For asking the company to study sales, spin-offs, or other strategic alternatives

•            For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•            Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•            Against eliminating the company’s discretion to vote unmarked proxy ballots.

•            For providing equal access to the proxy materials for shareholders

•            Against requiring a majority vote to elect trustees

•            Against requiring the improvement of annual meeting reports

•            Against changing the annual meeting location

•            Against changing the annual meeting date

•            Against asking the board to include more women and minorities as trustees.

•            Against seeking to increase board independence

•            Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•            Against requiring minimum stock ownership by trustees

•            Against providing for union or employee representatives on the board of trustees

•            For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•            For increasing the independence of the nominating committee

•            For creating a nominating committee of the board

•            Against urging the creation of a shareholder committee

•            Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•            Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

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•            For adopting cumulative voting

•            Against requiring trustees to place a statement of candidacy in the proxy statement

•            Against requiring the nomination of two trustee candidates for each open board seat

•            Against making trustees liable for acts or omissions that constitute a breach of care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•            For repealing a classified board

•            Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•            For eliminating supermajority provisions

•            For reducing supermajority provisions

•            Against repealing fair price provisions

•            For restoring shareholders’ right to call a special meeting

•            For restoring shareholders’ right to act by written consent

•            For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•            For seeking to force the company to opt out of a state takeover statutory provision

•            Against reincorporating the company in another state

•            For limiting greenmail payments

•            Against advisory vote on compensation

•            Against restricting executive compensation

•            For enhance the disclosure of executive compensation

•            Against restricting trustee compensation

•            Against capping executive pay

•            Against calling for trustees to be paid with company stock

•            Against calling for shareholder votes on executive pay

•            Against calling for the termination of trustee retirement plans

•            Against asking management to review, report on, and/or link executive compensation to non- financial criteria, particularly social criteria

•            Against seeking shareholder approval to re-price or replace underwater stock options

•            For banning or calling for a shareholder vote on future golden parachutes

•            Against seeking to award performance-based stock options

•            Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•            Against requesting that future executive compensation be determined without regard to any pension fund income

•            Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•            Against requiring option shares to be held

•            For creating a compensation committee

•            Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•            For increasing the independence of the compensation committee

•            For increasing the independence of the audit committee

•            For increasing the independence of key committees

Social Issue Proposals

•            Against asking the company to develop or report on human rights policies

•            For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•            Against asking the company to limit or end operations in Burma

•            For asking management to review operations in Burma

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•            For asking management to certify that company operations are free of forced labor

•            Against asking management to implement and/or increase activity on each of the principles of the

U.S. Business Principles for Human Rights of Workers in China.

•            Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•            Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•            Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•            Against asking management to report on the company’s foreign military sales or foreign offset activities

•            Against asking management to limit or end nuclear weapons production

•            Against asking management to review nuclear weapons production

•            Against asking the company to establish shareholder-designated contribution programs

•            Against asking the company to limit or end charitable giving

•            For asking the company to increase disclosure of political spending and activities

•            Against asking the company to limit or end political spending

•            For requesting disclosure of company executives’ prior government service

•            Against requesting affirmation of political nonpartisanship

•            For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•            Against severing links with the tobacco industry

•            Against asking the company to review or reduce tobacco harm to health

•            For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•            For asking the company to report or take action on pharmaceutical drug pricing or distribution,

except against if the proposal asks for more than a report

•            Against asking the company to take action on embryo or fetal destruction

•            For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•            For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•            Against asking management to endorse the Ceres principles

•            For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•            For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•            For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•            For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•            Against asking the company to preserve natural habitat

•            Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•            Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

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•            For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•            Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•            For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•            Against asking management to drop sexual orientation from EEO policy

•            Against asking management to adopt a sexual orientation non-discrimination policy

•            For asking management to report on or review Mexican operations

•            Against asking management to adopt standards for Mexican operations

•            Against asking management to review or implement the MacBride principles

•            Against asking the company to encourage its contractors and franchisees to implement the

MacBride principles

•            For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•            Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•            For requesting reports on sustainability, except against if the company has already issued a report in GRI format

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